                                                   Filed Pursuant to Rule 497(b)
                                                 Registration File No. 333-99339


               MORGAN STANLEY SELECT MUNICIPAL REINVESTMENT FUND

                          1221 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10020
                                (800) 869-NEWS


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD DECEMBER 10, 2002


TO THE SHAREHOLDERS OF MORGAN STANLEY SELECT MUNICIPAL REINVESTMENT FUND:


     Notice is hereby given of a Special Meeting of the Shareholders of Morgan Stanley Select Municipal Reinvestment Fund ("Municipal Reinvestment"), to be held in Room 209, 2nd Floor at 1221 Avenue of the Americas, New York, New York at 9:00 A.M., New York time, on December 10, 2002, and any adjournments thereof (the "Meeting"), for the following purposes:


1. To consider and vote upon an Agreement and Plan of Reorganization, dated July 25, 2002 (the "Reorganization Agreement"), between Municipal Reinvestment and Morgan Stanley Tax-Exempt Securities Trust ("Tax-Exempt"), pursuant to which substantially all of the assets of Municipal Reinvestment would be combined with those of Tax-Exempt and shareholders of Municipal Reinvestment would become shareholders of Tax-Exempt receiving Class A shares of Tax-Exempt with a value equal to the net asset value of their holdings in Municipal Reinvestment (the "Reorganization"); and

2.  To act upon such other matters as may properly come before the Meeting.

     The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on September 9, 2002 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. THE BOARD OF TRUSTEES OF MUNICIPAL REINVESTMENT RECOMMENDS YOU VOTE IN FAVOR OF THE REORGANIZATION. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.



                                            By Order of the Board of Trustees,


                                            BARRY FINK,
                                            Secretary


October 9, 2002



  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.

                                MORGAN STANLEY
                          TAX-EXEMPT SECURITIES TRUST

             1221 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10020
                                (800) 869-NEWS

                         ACQUISITION OF THE ASSETS OF
               MORGAN STANLEY SELECT MUNICIPAL REINVESTMENT FUND

                   BY AND IN EXCHANGE FOR CLASS A SHARES OF
                  MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST


     This Proxy Statement and Prospectus is being furnished to shareholders of Morgan Stanley Select Municipal Reinvestment Fund ("Municipal Reinvestment"), in connection with an Agreement and Plan of Reorganization, dated July 25, 2002 (the "Reorganization Agreement"), pursuant to which substantially all the assets of Municipal Reinvestment, an open-end management investment company, will be combined with those of Morgan Stanley Tax-Exempt Securities Trust ("Tax-Exempt"), an open-end management investment company, in exchange for Class A shares of Tax-Exempt (the "Reorganization"). As a result of this transaction, shareholders of Municipal Reinvestment will become shareholders of Tax-Exempt and will receive Class A shares of Tax-Exempt with a value equal to the net asset value of their holdings in Municipal Reinvestment. Additionally, shareholders of Municipal Reinvestment will be able to utilize the Class A shares of Tax-Exempt as an investment option for reinvesting distributions received on their holdings in certain unit investment trusts without the imposition of a sales charge. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Municipal Reinvestment and Tax-Exempt, attached hereto as Exhibit A. The address of Municipal Reinvestment is that of Tax-Exempt set forth above. This Proxy Statement also constitutes a Prospectus of Tax-Exempt, which is dated October 9, 2002, filed by Tax-Exempt with the Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").


     Tax-Exempt is an open-end diversified management investment company whose investment objective is to provide a high level of current income exempt from federal income tax consistent with the preservation of capital. The fund seeks to achieve its objective by investing at least 80% of its assets in securities that pay interest exempt from federal income taxes.


     This Proxy Statement and Prospectus sets forth concisely information about Tax-Exempt that shareholders of Municipal Reinvestment should know before voting on the Reorganization Agreement. A copy of the Prospectus for Tax-Exempt dated February 28, 2002, is attached as Exhibit B and incorporated herein by reference. Also enclosed and incorporated herein by reference is Tax-Exempt's Annual Report for the fiscal year ended December 31, 2001 and the succeeding Semi-Annual Report for the six months ended June 30, 2002. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus (the "Additional Statement"), dated October 9, 2002, has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference are Municipal Reinvestment's Annual Report for its fiscal year ended December 31, 2001 and Semi-Annual Report for the six months ended June 30, 2002. Such documents are available without charge by calling (800) 869-NEWS (TOLL FREE).


Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


         THIS PROXY STATEMENT AND PROSPECTUS IS DATED OCTOBER 9, 2002.

                               TABLE OF CONTENTS
                        PROXY STATEMENT AND PROSPECTUS



                                                                                           PAGE
                                                                                           ----
INTRODUCTION ..........................................................................      1
  General .............................................................................      1
  Record Date; Share Information ......................................................      1
  Proxies .............................................................................      2
  Expenses of Solicitation ............................................................      2
  Vote Required .......................................................................      3
SYNOPSIS ..............................................................................      3
  The Reorganization ..................................................................      4
  Fee Table ...........................................................................      4
  Tax Consequences of the Reorganization ..............................................      6
  Comparison of Municipal Reinvestment and Tax-Exempt .................................      6
PRINCIPAL RISK FACTORS ................................................................      8
THE REORGANIZATION ....................................................................     10
  The Proposal ........................................................................     10
  The Board's Consideration ...........................................................     10
  The Reorganization Agreement ........................................................     11
  Tax Aspects of the Reorganization ...................................................     13
  Description of Shares ...............................................................     14
  Capitalization Table (unaudited) ....................................................     15
  Appraisal Rights ....................................................................     15
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS ........................     15
  Investment Objectives and Policies ..................................................     15
  Investment Restrictions .............................................................     18
ADDITIONAL INFORMATION ABOUT MUNICIPAL REINVESTMENT AND
 TAX-EXEMPT ...........................................................................     18
  General .............................................................................     18
  Financial Information ...............................................................     18
  Management ..........................................................................     19
  Description of Securities and Shareholder Inquiries .................................     19
  Custodian and Transfer Agent and Dividend Paying Agent ..............................     19
  Dividends, Distributions and Taxes ..................................................     19
  Purchases, Repurchases and Redemptions ..............................................     19
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ...........................................     19
FINANCIAL STATEMENTS AND EXPERTS ......................................................     20
LEGAL MATTERS .........................................................................     20
AVAILABLE INFORMATION .................................................................     20
OTHER BUSINESS ........................................................................     21
Exhibit A - Agreement and Plan of Reorganization, dated July 25, 2002, by and between
 Municipal Reinvestment and Tax-Exempt ................................................    A-1
Exhibit B - Prospectus of Tax-Exempt dated February 28, 2002 ..........................    B-1

               MORGAN STANLEY SELECT MUNICIPAL REINVESTMENT FUND
                          1221 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10020
                                 (800) 869-NEWS

                             --------------------
                        PROXY STATEMENT AND PROSPECTUS
                             --------------------
                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD DECEMBER 10, 2002


                                 INTRODUCTION


GENERAL


     This Proxy Statement and Prospectus is being furnished to the shareholders of the Morgan Stanley Select Municipal Reinvestment Fund ("Municipal Reinvestment"), an open-end diversified management investment company, in connection with the solicitation by the Board of Trustees of Municipal Reinvestment (the "Board") of proxies to be used at the Special Meeting of Shareholders of Municipal Reinvestment to be held in Room 209, 2nd Floor at 1221 Avenue of the Americas at 9:00 A.M., New York time, on December 10, 2002, and any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will be made on or about October 10, 2002.


     At the Meeting, Municipal Reinvestment shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated July 25, 2002 (the "Reorganization Agreement"), between Municipal Reinvestment and Morgan Stanley Tax-Exempt Securities Trust ("Tax-Exempt") pursuant to which substantially all of the assets of Municipal Reinvestment will be combined with those of Tax-Exempt in exchange for Class A shares of Tax-Exempt. As a result of this transaction, Shareholders will become shareholders of Tax-Exempt and will receive Class A shares of Tax-Exempt equal to the net asset value of their holdings in Municipal Reinvestment on the closing date of such transaction (the "Reorganization"). The Class A shares to be issued by Tax-Exempt pursuant to the Reorganization (the "Tax-Exempt Shares") will be issued at net asset value and will not be subject to any sales charge. Additionally, shareholders of Municipal Reinvestment will be able to utilize the Class A shares of Tax-Exempt as an investment option for reinvesting distributions received on their holdings in certain unit investment trusts without the imposition of a sales charge. Further information relating to Tax-Exempt is set forth herein and in Tax-Exempt's current Prospectus, dated February 28, 2002 ("Tax-Exempt's Prospectus"), attached to this Proxy Statement and Prospectus and incorporated herein by reference.

     The information concerning Municipal Reinvestment contained herein has been supplied by Municipal Reinvestment and the information concerning Tax-Exempt contained herein has been supplied by Tax-Exempt.


RECORD DATE; SHARE INFORMATION


     The Board has fixed the close of business on September 9, 2002 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were approximately 6,126,244 shares of Municipal Reinvestment issued and outstanding. There are no Municipal Reinvestment shares held by Municipal Reinvestment. Shareholders on the Record Date are entitled to one vote per share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.


     No persons were known to own of record or beneficially 5% or more of the outstanding shares of Municipal Reinvestment as of the Record Date. As of the Record Date, the trustees and officers of Municipal Reinvestment, as a group, owned less than 1% of the outstanding shares of Municipal Reinvestment.

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of Tax-Exempt as of the Record Date:
Class A -- PaineWebber for the benefit of BF Investments LLC, 440 Whitfield St., Guilford, CT 06437-3442 -- 5.770%. As of the Record Date, the trustees and officers of Tax-Exempt, as a group, owned less than 1% of the outstanding shares of Tax-Exempt.


PROXIES

     The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Municipal Reinvestment at 1221 Avenue of the Americas, New York, New York 10020; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

     In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Municipal Reinvestment present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement. Abstentions will not count in favor of or against any such vote for adjournment.

EXPENSES OF SOLICITATION


     The expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, are expected to approximate $105,000 and will be borne by Municipal Reinvestment. Municipal Reinvestment and Tax-Exempt will bear all of their respective other expenses associated with the Reorganization.


     The solicitation of proxies will be by mail, which may be supplemented by solicitation by telephone or otherwise through officers of Municipal Reinvestment or officers and regular employees of Morgan Stanley

Investment Advisors Inc. ("Morgan Stanley Advisors" or the "Investment Manager"), Morgan Stanley Trust ("Morgan Stanley Trust" or the "Transfer Agent"), Morgan Stanley Services Company Inc. ("Morgan Stanley Services") and/or Morgan Stanley DW Inc. ("Morgan Stanley DW") without special compensation therefor. As described below, Municipal Reinvestment will employ Alamo Direct Mail Services Inc. ("Alamo") to make telephone calls to Shareholders to remind them to vote. In addition, Municipal Reinvestment may also employ D.F. King & Co., Inc. ("D.F. King") as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received. In the event of a solicitation by D.F. King, Municipal Reinvestment would pay D.F. King $3,000 and the expenses outlined below.


     Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. To vote by Internet or by telephone, Shareholders will need the "control number" that appears on the proxy card.

     In certain instances, Morgan Stanley Trust, Alamo and/or D.F. King may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on the Reorganization Agreement other than to refer to the recommendation of the Board. Municipal Reinvestment has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and Prospectus and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder. With respect to telephone calls by Alamo, expenses would be approximately $1.00 per outbound telephone contact. With respect to the solicitation of a telephonic vote by D.F. King, approximate additional expenses may include $6.00 per telephone vote transacted, $3.25 per outbound or inbound telephone contact, and costs relating to obtaining Shareholders' telephone numbers and providing additional materials upon Shareholder requests, which would be borne by Municipal Reinvestment.


VOTE REQUIRED

     Approval of the Reorganization Agreement by the Shareholders requires the vote of a majority of the outstanding shares of Municipal Reinvestment which means the affirmative vote of the lesser of (1) the majority of the outstanding shares of Municipal Reinvestment, or (2) 67% or more of the shares of Municipal Reinvestment represented in person or by proxy and entitled to vote at the Meeting, provided a quorum (i.e., more than 50%) of the outstanding shares is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, Municipal Reinvestment will continue in existence and the Board will consider alternative actions.


                                   SYNOPSIS

     The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and Reorganization Agreement in their entirety and, in particular, Tax-Exempt's Prospectus, which is attached to this Proxy Statement and incorporated herein by reference.


THE REORGANIZATION

     The Reorganization Agreement provides for the transfer of substantially all the assets of Municipal Reinvestment, subject to stated liabilities, to Tax-Exempt in exchange for the Tax-Exempt Shares. The aggregate net asset value of the Tax-Exempt Shares issued in the exchange will equal the aggregate value of the net assets of Municipal Reinvestment received by Tax-Exempt. On or after the closing date of the Reorganization (the "Closing Date"), Municipal Reinvestment will distribute the Tax-Exempt Shares received by Municipal Reinvestment to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of Municipal Reinvestment and Municipal Reinvestment will thereafter be de-registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and dissolved under Massachusetts law. As a result of the Reorganization, each Shareholder will receive that number of full and fractional Tax-Exempt Shares equal in value to such Shareholder's pro rata interest in the net assets of Municipal Reinvestment transferred to Tax-Exempt. Accordingly, as a result of the Reorganization, each Shareholder of Municipal Reinvestment will become a holder of Class A shares of Tax-Exempt. Additionally, Shareholders of Municipal Reinvestment will be able to utilize the Class A shares of Tax-Exempt as an investment option for reinvesting distributions received on their holdings in certain unit investment trusts without the imposition of a sales charge. Shareholders holding their shares of Municipal Reinvestment in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Tax-Exempt; however, such Shareholders will not be able to redeem, transfer or exchange the Tax-Exempt Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.

     At least one but not more than 20 business days prior to the Valuation Date, Municipal Reinvestment will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of Municipal Reinvestment's investment company taxable income for all periods since the inception of Municipal Reinvestment through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of Municipal Reinvestment's net capital gain, if any, realized in such periods (after reduction of any capital loss carryforward).

     FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF MUNICIPAL REINVESTMENT ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE 1940 ACT, HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF MUNICIPAL REINVESTMENT AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.


FEE TABLE

     Municipal Reinvestment and Tax-Exempt each pay a variety of expenses for management of their assets, distribution of their shares (Tax-Exempt) and other services, and those expenses are reflected in the net asset value per share of each fund. The following table briefly describes the fees and expenses that a shareholder of Municipal Reinvestment and a Class A shareholder of Tax-Exempt may pay if they buy and hold shares of each respective fund. These expenses are deducted from each respective fund's assets and are based on expenses paid by Municipal Reinvestment for its fiscal year ended December 31, 2001 and on expenses paid by Class A shares of Tax-Exempt for its fiscal year ended December 31, 2001. The table also sets forth pro forma fees for the surviving combined fund (Tax-Exempt) reflecting what the fee schedule would have been on June 30, 2002, if the Reorganization had been consummated twelve
(12) months prior to that date and assuming Class A fees and expenses.

Shareholder Fees




                                                                                                          PRO FORMA
                                                                                                           COMBINED
                                                              MUNICIPAL           TAX-EXEMPT              TAX-EXEMPT
                                                            REINVESTMENT          (CLASS A)               (CLASS A)
                                                           --------------       --------------          --------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
 (AS A PERCENTAGE OF OFFERING PRICE)                           none                  4.25%(1)(2)             4.25%(1)(2)
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED
 DIVIDENDS                                                     none                  none                    none
MAXIMUM CONTINGENT DEFERRED SALES CHARGE (LOAD) (AS A
 PERCENTAGE OF THE LESSER OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS)                                          none                  none (3)                none (3)
REDEMPTION FEES                                                none                  none                    none
EXCHANGE FEE                                                   none                  none                    none



Annual Fund Operating Expenses (expenses that are deducted from fund assets)





                                                                           PRO FORMA
                                                                            COMBINED
                                             MUNICIPAL      TAX-EXEMPT     TAX-EXEMPT
                                           REINVESTMENT      (CLASS A)     (CLASS A)
                                          --------------   ------------   -----------
MANAGEMENT FEES                                 0.50%           0.42%         0.41%
DISTRIBUTION AND SERVICE (12B-1) FEES           none            0.17%         0.17%
OTHER EXPENSES                                  0.41%           0.07%         0.08%
TOTAL ANNUAL FUND OPERATING EXPENSES            0.91%           0.66%         0.66%


----------
(1) Shareholders of Municipal Reinvestment will be able to utilize the Class A shares of Tax-Exempt as an investment option for reinvesting distributions received on their holdings in certain unit investment trusts without the imposition of a sales charge.

(2)   Reduced for purchases of $25,000 and over.

(3) Investments that are not subject to any sales charge at the time of purchase (investments of $1 million or more) are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances. Shareholders of Class A shares of Tax-Exempt who utilize the Class A shares of Tax-Exempt to reinvest distributions received on their holdings of certain unit investment trusts will be able to redeem their Class A shares of Tax-Exempt without the imposition of a CDSC.


EXAMPLE

     To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The Example assumes that an investor invests $10,000 in either Municipal Reinvestment or Class A shares of Tax-Exempt or the new combined fund (Tax-Exempt), that the investment has a 5% return each year and that the operating expenses for each fund remain the same (as set forth in the chart above). Although a shareholder's actual costs may be higher or lower, the tables below show a shareholder's costs at the end of each period based on these assumptions.

     If a Shareholder SOLD His Shares:


                                                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                        --------   ---------   ---------   ---------
Municipal Reinvestment ..............................     $ 93        $290        $504      $1,120
Tax-Exempt (Class A) ................................     $490        $627        $777      $1,213
Pro Forma Combined -- Tax-Exempt (Class A) ..........     $490        $627        $777      $1,213

     If a Shareholder HELD His Shares:


                                                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                        --------   ---------   ---------   ---------
Municipal Reinvestment ..............................     $ 93        $290        $504      $1,120
Tax-Exempt (Class A) ................................     $490        $627        $777      $1,213
Pro Forma Combined -- Tax-Exempt (Class A) ..........     $490        $627        $777      $1,213

     The purpose of the foregoing fee table is to assist the investor or shareholder in understanding the various costs and expenses that an investor or shareholder in the fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of Municipal Reinvestment and Tax-Exempt -- Investment Management and Administration Fees, Other Significant Fees, and Purchases, Exchanges and Redemptions" below.


TAX CONSEQUENCES OF THE REORGANIZATION

     As a condition to the Reorganization, Municipal Reinvestment and Tax-Exempt, will receive an opinion of Mayer, Brown, Rowe & Maw to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by Municipal Reinvestment or the shareholders of Municipal Reinvestment for federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.


COMPARISON OF MUNICIPAL REINVESTMENT AND TAX-EXEMPT

     INVESTMENT OBJECTIVES AND POLICIES. Municipal Reinvestment and Tax-Exempt have similar investment objectives. Both Municipal Reinvestment and Tax-Exempt seek to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The respective investment objectives of Municipal Reinvestment and Tax-Exempt are fundamental and may not be changed without respective shareholder approval.

     Tax-Exempt seeks to achieve its investment objective by investing at least 80% of its total assets in securities that pay interest exempt from federal income taxes, i.e., municipal obligations. Municipal Reinvestment seeks to achieve its investment objective by investing its net assets exclusively in municipal obligations. Income dividend distributions of Tax-Exempt and Municipal Reinvestment, to the extent derived from municipal obligations, are normally exempt from federal income taxes. However, Tax-Exempt's investments in municipal obligations may be subject to the alternative minimum tax for certain investors. Under normal circumstances, Tax-Exempt has a 20% limit on investments in municipal obligations subject to the alternative minimum tax.

     Other than as set forth above, the investment policies of Municipal Reinvestment and Tax-Exempt are substantially similar; the principal differences between them are described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     INVESTMENT MANAGEMENT AND ADMINISTRATION FEES. Pursuant to an Investment Management Agreement, Municipal Reinvestment's investment adviser, Morgan Stanley Advisors, manages Municipal Reinvestment's assets, including placing orders for the purchase and sale of portfolio securities. Morgan Stanley Advisors obtains and evaluates such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to manage the assets of Municipal Reinvestment in a manner consistent with its objective and policies. As compensation for advisory services provided to Municipal Reinvestment, Municipal Reinvestment pays Morgan Stanley Advisors an advisory fee, calculated daily and payable monthly, by applying the annual rate of 0.50% to the fund's daily net assets. With respect to Tax-Exempt, the fund pays Morgan Stanley Advisors for its services pursuant to an Investment Management Agreement monthly compensation calculated daily by applying the following annual rates to the average daily net assets of the fund: 0.50% of the portion of the daily net assets not exceeding $500 million; 0.425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.25 billion; and 0.325% of the portion of the daily net assets exceeding $1.25 billion but not exceeding $2.5 billion; and 0.300% of the portion of the daily net assets exceeding $2.5 billion. Each class of shares of Tax-Exempt is subject to the same management fee rates.

     Municipal Reinvestment shares are offered exclusively to the holders of certain unit investment trusts ("UITs") as an investment option for reinvesting distributions received on units of these trusts, and therefore do not have a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Tax-Exempt has adopted a 12b-1 Plan to provide for the reimbursement of Morgan Stanley Distributors Inc., the fund's distributor (the "Distributor"), and others for the expenses of certain activities and services incurred by them in connection with the distribution of shares of fund. Reimbursement for these expenses is made in monthly payments by the fund to the Distributor at the following maximum annual rates: 0.25%, 0.60% and 0.70% of the average daily net assets of Class A, Class B and Class C, respectively.

     OTHER SIGNIFICANT FEES. Both Municipal Reinvestment and Tax-Exempt pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such "Other Expenses."

     PURCHASES, EXCHANGES AND REDEMPTIONS. Municipal Reinvestment is only offered to the holders of certain UITs as an investment option for reinvesting distributions received on units of these trusts. Municipal Reinvestment is a no-load fund and does not impose any sales charges and does not charge account fees.


     Class A shares of Tax-Exempt are normally sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (except for certain specific circumstances fully described in the fund's Prospectus). Subsequent to the Reorganization, all Municipal Reinvestment shares will be designated Class A shares of Tax-Exempt, and shareholders of Municipal Reinvestment will be able to utilize the Class A shares of Tax-Exempt as an investment option for reinvesting distributions received on their holdings in certain UITs without the imposition of a sales charge and will also be able to redeem their Class A shares of Tax-Exempt without the imposition of the CDSC described above. In addition, such shareholders will not be subject to the minimum investment requirements of Tax-Exempt.


     Tax-Exempt offers four classes of shares (Class A, Class B, Class C and Class D) which differ principally in terms of sales charges, distribution and service fees and ongoing expenses. For further information relating to each of the classes of Tax-Exempt's shares, see the section entitled, "Share Class Arrangements" in Tax-Exempt's Prospectus attached hereto.

     The CDSC charge is paid to the Distributor. Shares of Tax-Exempt are distributed by the Distributor and offered by Morgan Stanley DW and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each of the classes of shares of Tax-Exempt, see the section entitled "Share Class Arrangements" in Tax-Exempt's Prospectus. Subsequent to the Reorganization, current Shareholders of Municipal Reinvestment and shareholders who utilize the Class A shares of Tax-Exempt to reinvest distributions received on their holdings of certain unit investment trusts will be able to redeem their Class A shares of Tax-Exempt without the imposition of the CDSC described above.


     Shares of each class of Tax-Exempt may be exchanged for shares of the same class of any other Morgan Stanley Fund that offers its shares in more than one class, without the imposition of an exchange fee. Additionally, shares of each class of Tax-Exempt may be exchanged for shares of Morgan Stanley Limited Duration U.S. Treasury Trust, Morgan Stanley Limited Term Municipal Trust, Morgan Stanley Limited Duration Fund and the five Morgan Stanley Funds that are listed as money market funds inside the back cover of each fund's Prospectus (the foregoing eight funds are collectively referred to as the "Exchange Funds"), without the imposition of an exchange fee. Class A shares of Tax-Exempt may also be exchanged for shares of Morgan Stanley Hawaii Municipal Trust and Morgan Stanley Multi-State Municipal Series Trust, without the imposition of an exchange fee. Upon consummation of the Reorganization, the foregoing exchange privileges will be applicable to former Shareholders of Municipal Reinvestment.

     No CDSC is imposed at the time of any exchange of shares of Tax-Exempt, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time a shareholder of Tax-Exempt remains in an Exchange Fund, the holding period (for purposes of determining the CDSC rate) is frozen. Tax-Exempt provides telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to Tax-Exempt, see the section entitled "How to Exchange Shares" in Tax-Exempt's Prospectus.

     Shareholders of Municipal Reinvestment and Tax-Exempt may redeem their shares for cash at any time at the net asset value per share next determined; however, with respect to Tax-Exempt, such redemption proceeds may be reduced by the amount of any applicable CDSC. Both Municipal Reinvestment and Tax-Exempt offer a reinstatement privilege. With respect to Municipal Reinvestment, a shareholder who has not previously exercised such privilege whose shares have been sold, may, within thirty-five days after the date of sale, invest any portion the proceeds in Municipal Reinvestment shares at net asset value. With respect to Tax-Exempt, a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. Municipal Reinvestment and Tax-Exempt may redeem involuntarily, at net asset value, most accounts valued at less than $100.

     DIVIDENDS. Tax-Exempt and Municipal Reinvestment declare income dividends daily and pay dividends from net investment income monthly. Both funds usually distribute net capital gains, if any, in June and December. Each, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. Both funds automatically reinvest dividends and capital gains distributions in additional shares at net asset value unless the shareholder elects to receive cash. As discussed above, Tax-Exempt's and Municipal Reinvestment's income dividend distributions to shareholders are generally exempt from federal income taxes. For more details relating to how each fund makes distributions, see the section "Distributions" in each fund's Prospectus.

                            PRINCIPAL RISK FACTORS

     The share price and yield of Tax-Exempt and Municipal Reinvestment will fluctuate with changes in the market value of their respective portfolio securities. The market value of the funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors, including changes in prevailing interest rates, which cannot be predicted. The principal risks of an investment in either Tax-Exempt or Municipal Reinvestment are the risks associated with their respective fixed-income securities which primarily consist of municipal obligations. Fixed income securities are subject to two types of risks: credit risk and interest rate risk.

     Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. In the case of certain municipal obligations known as revenue bonds, the credit risk refers to the possibility that the user fees from a project or specified revenue source are insufficient to meet interest and/or principal payment obligations or the credit impairment of the user. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up.

     Tax-Exempt and Municipal Reinvestment may invest up to 25% of their assets in municipal obligations rated in the lowest investment grade category or, if unrated, are deemed to be of comparable quality by the Investment Manager. Both funds may also invest up to 5% of their assets in municipal obligations rated below investment grade (i.e., junk bonds), or, if unrated, are determined to be of comparable quality by the Investment Manager. Lower rated obligations are generally subject to increased credit and interest rate risk and thus have speculative characteristics. As a result, these securities are generally more volatile and less liquid than higher rated securities.

     Both Tax-Exempt and Municipal Reinvestment may invest a portion of their respective assets in inverse floating rate municipal obligations which are obligations that are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rates on inverse floating rate municipal obligations generally move in the reverse direction of market interest rates. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed-income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating but they also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

     Both Tax-Exempt and Municipal Reinvestment may invest in municipal lease obligations which are obligations issued by state and local agencies or authorities to finance equipment and facilities. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed, in part, as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If these legislative appropriations do not occur, holders of such municipal lease obligations may experience difficulty exercising their rights, including disposition of the property.

     Certain of the municipal obligations that Tax-Exempt and Municipal Reinvestment may invest in will be covered by insurance at the time of issuance or at a later date. Such insurance covers the remaining term of the security. Insured municipal obligations would generally be assigned a lower rating if the rating were based primarily on the credit quality of the issuer without regard to the insurance feature. If the claims-paying ability of the insurer were downgraded, the ratings on the municipal obligations it insures may also be downgraded.

     Tax-Exempt may also invest in futures obligations which are considered speculative in nature and involve certain risks.

     The foregoing discussion is a summary of the principal risk factors of Municipal Reinvestment and Tax-Exempt. For a more complete discussion of the risks of Tax-Exempt, see "Principal Risks" and "Additional Risk Information" in Tax-Exempt's Prospectus attached hereto and incorporated herein by reference.


                              THE REORGANIZATION


THE PROPOSAL

     The Board of Trustees of Municipal Reinvestment, including the Independent Trustees, having reviewed the financial position of Municipal Reinvestment, the ability of Shareholders of Municipal Reinvestment to realize the net asset value of their shares and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of Municipal Reinvestment and its Shareholders and that the interests of Municipal Reinvestment's Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of Municipal Reinvestment.


THE BOARD'S CONSIDERATION

     At a meeting held on July 25, 2002, the Board, including all of the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expense ratios of Municipal Reinvestment and the Class A shares of Tax-Exempt. The Board also considered other factors, including, but not limited to: comparable investment objectives, policies, restrictions and portfolios of Municipal Reinvestment and Tax-Exempt; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by Municipal Reinvestment and Tax-Exempt in connection with the Reorganization.

     In recommending the Reorganization to Shareholders, the Board of Municipal Reinvestment considered that the Reorganization would have the following benefits to Shareholders:


     1. Once the Reorganization is consummated, the expenses which would be borne by Class A shareholders of the "combined fund" are expected to be significantly lower on a percentage basis than the expenses per share of Municipal Reinvestment. This is partially attributable to the fact that Tax-Exempt's investment management fee rate (0.42% of its net assets) was lower for its last fiscal year than Municipal Reinvestment's management fee rate (0.50%) for its last fiscal year. Furthermore, the rate of other expenses paid by Class A of the surviving Tax-Exempt (0.07% of average daily net assets) for its last fiscal year was significantly lower than the rate of other expenses paid by Municipal Reinvestment (0.41% of average daily net assets) for its last fiscal year. In addition, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares. The Board noted that the expense ratio for Municipal Reinvestment (0.91% for its fiscal year ended December 31, 2001) was materially higher than the expense ratio for Class A shares of Tax-Exempt (0.66% for its fiscal year ended December 31, 2001).

     2. Shareholders of Municipal Reinvestment would have a continued participation in a portfolio of municipal obligations normally exempt from federal income tax. Additionally, shareholders will be able to utilize the Class A shares of Tax-Exempt as an investment option for reinvesting distributions received on their holdings in certain UITs without the imposition of a sales charge.

     3. Shareholders would have the ability to exchange their Class A shares of Tax-Exempt acquired as a result of the Reorganization into Class A shares of any Morgan Stanley Multi-Class Fund without the imposition of any sales charges or additional fees. Municipal Reinvestment currently does not offer any exchange privileges.

     4. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by Municipal Reinvestment or its Shareholders for Federal income tax purposes as a result of transactions included in the Reorganization.


     The Board of Trustees of Tax-Exempt, including a majority of the Independent Trustees of Tax-Exempt, also have determined that the Reorganization is in the best interests of Tax-Exempt and its shareholders and that the interests of existing shareholders of Tax-Exempt will not be diluted as a result thereof. The transaction will enable Tax-Exempt to acquire investment securities which are consistent with Tax-Exempt's investment objective, without the costs attendant to the purchase of such securities in the market. Also, the addition of Municipal Reinvestment's assets to Tax-Exempt's portfolio may result in a further reduction in Tax-Exempt's investment management fee resulting from the addition of more assets at a lower breakpoint rate in the management fee schedule and may result also in the economies of scale described above. Finally, the Board considered that even if the benefits enumerated above are not realized, the costs to the Fund are sufficiently minor to warrant taking the opportunity to realize those benefits.



THE REORGANIZATION AGREEMENT

     The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

     The Reorganization Agreement provides that (i) Municipal Reinvestment will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by Municipal Reinvestment as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to Tax-Exempt on the Closing Date in exchange for the assumption by Tax-Exempt of stated liabilities of Municipal Reinvestment, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Municipal Reinvestment prepared by the Treasurer of Municipal Reinvestment, as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Tax-Exempt Shares; (ii) such Tax-Exempt Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) Municipal Reinvestment would be de-registered as an investment company under the 1940 Act; (iv) Municipal Reinvestment would be dissolved as a Massachusetts business trust; and (v) the outstanding shares of Municipal Reinvestment would be canceled.

     The number of Tax-Exempt Shares to be delivered to Municipal Reinvestment will be determined by dividing the aggregate net asset value of the shares of Municipal Reinvestment acquired by Tax-Exempt by the net asset value per share of the Class A shares of Tax-Exempt; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as Municipal Reinvestment and Tax-Exempt may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, the shares of Municipal Reinvestment had an aggregate net asset value (not including any Cash Reserve of Municipal Reinvestment) of $100,000. If the net asset value per Class A share of Tax-Exempt were $10 per share at the close of business on the Valuation Date, the number of Class A shares of Tax-Exempt to be issued would be 10,000 ($100,000 (divided by)
$10). These 10,000 Class A shares of of Tax-Exempt would be distributed to the former Shareholders of Municipal Reinvestment. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

     On the Closing Date or as soon as practicable thereafter, Municipal Reinvestment will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Tax-Exempt Shares it receives. Each Shareholder will receive Class A shares of Tax-Exempt that corresponds to the shares of Municipal Reinvestment currently held by that Shareholder. Tax-Exempt will cause its transfer agent to credit and confirm an appropriate number of Tax-Exempt Shares to each Shareholder. Certificates for Tax-Exempt Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Tax-Exempt. Shareholders who wish to receive certificates representing their Tax-Exempt Shares must, after receipt of their confirmations, make a written request to Tax-Exempt's transfer agent Morgan Stanley Trust, Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, New Jersey 07311. Shareholders of Municipal Reinvestment holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Tax-Exempt; however, such Shareholders will not be able to redeem, transfer or exchange the Tax-Exempt Shares received until the old certificates have been surrendered.


     The Closing Date will be the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement (attached hereto as Exhibit A) and the occurrence of the events described in those Sections, certain of which may be waived by Municipal Reinvestment or Tax-Exempt. The Reorganization Agreement may be amended in any mutually agreeable manner. All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne, as set forth in this Proxy Statement and Prospectus under "Expenses of Solicitation," by Municipal Reinvestment, which expenses are expected to approximate $105,000. Municipal Reinvestment and Tax-Exempt will bear all of their respective other expenses associated with the Reorganization.


     The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by mutual consent of Municipal Reinvestment, and Tax-Exempt. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by April 30, 2003, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

     Under the Reorganization Agreement, within one year after the Closing Date, Municipal Reinvestment shall: either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former Shareholders of Municipal Reinvestment that received Tax-Exempt Shares. Municipal Reinvestment shall be de-registered as an investment company under the 1940 Act, and dissolved under Massachusetts law promptly following the distributions of shares of Tax-Exempt to Shareholders of record of Municipal Reinvestment.

     The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Municipal Reinvestment (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in Tax-Exempt Shares at net asset value and without recognition of taxable gain or loss for Federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if Municipal Reinvestment recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

     Shareholders will continue to be able to redeem their shares of Municipal Reinvestment at net asset value next determined after receipt of the redemption request until the close of business on the business day next preceding the Closing Date. Redemption requests received by Municipal Reinvestment thereafter will be treated as requests for redemption of shares of the Combined Fund.


TAX ASPECTS OF THE REORGANIZATION

     At least one but not more than 20 business days prior to the Valuation Date, Municipal Reinvestment will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of Municipal Reinvestment's investment company taxable income for all periods since the inception of Municipal Reinvestment through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of Municipal Reinvestment's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).

     The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

     As a condition to the Reorganization, Municipal Reinvestment and Tax-Exempt will receive an opinion of Mayer, Brown, Rowe & Maw to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by Municipal Reinvestment and Tax-Exempt (including a representation to the effect that Tax-Exempt has no plan or intention to sell or otherwise dispose of more than sixty-six percent of the assets of Municipal Reinvestment acquired in the Reorganization except for dispositions made in the ordinary course of business and will reinvest any proceeds consistent with its investment objectives and policies):

     1. The transfer of Municipal Reinvestment's assets in exchange for the Tax-Exempt Shares and the assumption by Tax-Exempt of certain stated liabilities of Municipal Reinvestment followed by the distribution by Municipal Reinvestment of the Tax-Exempt Shares to Shareholders in exchange for their Municipal Reinvestment shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Municipal Reinvestment and Tax-Exempt will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code;

     2. No gain or loss will be recognized by Tax-Exempt upon the receipt of the assets of Municipal Reinvestment solely in exchange for the Tax-Exempt Shares and the assumption by Tax-Exempt of the stated liabilities of Municipal Reinvestment;

     3. No gain or loss will be recognized by Municipal Reinvestment upon the transfer of the assets of Municipal Reinvestment to Tax-Exempt in exchange for the Tax-Exempt Shares and the assumption by Tax-Exempt of the stated liabilities or upon the distribution of Tax-Exempt Shares to Shareholders in exchange for their Municipal Reinvestment shares;


     4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of Municipal Reinvestment for the Tax-Exempt Shares;


     5. The aggregate tax basis for the Tax-Exempt Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in Municipal Reinvestment held by each such Shareholder immediately prior to the Reorganization;


     6. The holding period of the Tax-Exempt Shares to be received by each Shareholder will include the period during which the shares of Municipal Reinvestment surrendered in exchange therefor were held (provided such shares in Municipal Reinvestment were held as capital assets on the date of the Reorganization);


     7. The tax basis of the assets of Municipal Reinvestment acquired by Tax-Exempt will be the same as the tax basis of such assets of Municipal Reinvestment immediately prior to the Reorganization; and


     8. The holding period of the assets of Municipal Reinvestment in the hands of Tax-Exempt will include the period during which those assets were held by Municipal Reinvestment.


     The advice of Counsel is not binding on the Internal Revenue Service or the courts and neither Municipal Reinvestment nor Tax-Exempt has sought or will seek a ruling with respect to the tax treatment of the Reorganization.



     SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.



DESCRIPTION OF SHARES


     Class A shares of Tax-Exempt to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by Tax-Exempt and transferable without restrictions and will have no preemptive rights.

CAPITALIZATION TABLE (UNAUDITED)

     The following table sets forth the capitalization of Tax-Exempt and Municipal Reinvestment as of August 30, 2002 and on a pro forma combined basis as if the Reorganization had occurred on that date:





                                                                                     NET ASSET
                                                                        SHARES         VALUE
                                                    NET ASSETS       OUTSTANDING     PER SHARE
                                                -----------------   -------------   ----------
Municipal Reinvestment                            $   75,099,261      6,149,098       $ 12.21
Tax-Exempt
 (Class A)                                        $   37,212,341      3,134,654       $ 11.87
 (Class B)                                        $  229,547,283     19,245,080       $ 11.93
 (Class C)                                        $   24,474,018      2,056,779       $ 11.90
 (Class D)                                        $1,186,256,727     99,915,976       $ 11.87
Total Tax-Exempt (Class A-D)                      $1,477,490,369          --             --
Combined Fund (pro forma) (Tax-Exempt)
 (Class A)                                        $  112,311,602      9,461,466       $ 11.87
 (Class B)                                        $  229,547,283     19,245,080       $ 11.93
 (Class C)                                        $   24,474,018      2,056,779       $ 11.90
 (Class D)                                        $1,186,256,727     99,915,976       $ 11.87
Total Combined Fund (pro forma) (Tax-Exempt)
 (Class A-D)                                      $1,552,589,630          --             --


APPRAISAL RIGHTS

     Shareholders will have no appraisal rights in connection with the Reorganization.


        COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS


INVESTMENT OBJECTIVES AND POLICIES

     Municipal Reinvestment and Tax-Exempt both seek to provide a high level of current income exempt from federal income tax consistent with the preservation of capital as their investment objective.

     Tax-Exempt invests at least 80% of its total assets, and Municipal Reinvestment invests exclusively, in securities that pay interest exempt from federal income taxes. These aforementioned policies are fundamental and may not be changed without shareholder approval. Each fund invests at least 75% of its assets in (i) municipal bonds rated within the three highest grades by either Moody's Investors Service ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch IBCA, Inc. ("Fitch"); (ii) municipal notes rated within the two highest grades by Moody's, S&P or Fitch, or, if not rated, have outstanding bonds within the three highest grades by Moody's, S&P or Fitch; and (iii) municipal commercial paper rated within the highest grade by such rating organizations or, in the case of Municipal Reinvestment, if unrated, are determined by the Investment Manager to be of comparable quality. Each fund may invest up to 25% of its assets in municipal obligations that are rated below the limits stated above or are not rated by those rating agencies. However, each fund may only invest up to 5% of its assets in municipal obligations rated below investment grade (Ba or BB or lower by Moody's or S&P), commonly known as "junk bonds" or if unrated are determined by the Investment Manager to be of comparable quality. A general description of Moody's and S&P ratings of Municipal Bonds, Notes and Commercial Paper is set forth in each fund's "Statement of Additional Information."

     Tax-Exempt may invest up to 20% of its assets in securities subject to the "alternative minimum tax" ("AMT") unless the fund has adopted a temporary defensive posture as set forth below. The result of investing in securities subject to the AMT is that some taxpayers may have to pay tax on income distributions from Tax-Exempt.

     Tax-Exempt may invest up to 20% of its assets in taxable money market instruments.

     Both Tax-Exempt and Municipal Reinvestment may take temporary "defensive" positions that are inconsistent with their respective principal investment strategies in attempting to respond to adverse market conditions. During a temporary defensive period Tax-Exempt may invest more than 20% of its assets in investments, the income of which may be subject to federal income taxes. In addition, during such a defensive posture, Tax-Exempt may also invest any amount of its assets in tax-exempt securities subject to the AMT. During a temporary "defensive" posture, Municipal Reinvestment may invest any amount of its assets in tax-exempt, short-term securities or hold cash. When the funds take a defensive position, they may not achieve their respective investment objectives.

     Both Municipal Reinvestment and Tax-Exempt may invest up to 10% of their respective assets in inverse floating rate municipal obligations. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rates on the obligations will increase and if market interest rates increase, the interest rates on the obligations will fall.

     Both Municipal Reinvestment and Tax-Exempt may purchase securities on a when-issued or delayed delivery basis or, in the case of Tax-Exempt, may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. At the time the fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the funds' assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis (Tax-Exempt) may increase the volatility of their respective net asset value.

     Both Municipal Reinvestment and Tax-Exempt may purchase variable rate or floating rate municipal obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right to demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. The principal benefit of purchasing obligations with a demand feature is that liquidity, and the ability to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced.

     Tax-Exempt may enter into repurchase agreements subject to certain procedures designed to minimize risks associated with such investments. Repurchase agreements may be viewed as a type of secured lending and typically involve the acquisition by a fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits. It is the policy of Tax-Exempt not to invest in repurchase agreements that do not mature within seven days, if any such investments amount to more than 10% of Tax-Exempt's net assets together with any other illiquid assets held by Tax-Exempt.

     Tax-Exempt may also lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. Tax-Exempt may not lend more than 25% of the value of its total assets. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the fund. Any gain or loss in the market price during the loan period would inure to the fund.

     Tax-Exempt may purchase and sell financial futures contracts and may purchase and write put and call options on such futures contracts for the purpose of hedging its portfolio securities against changes in prevailing interest rates. The fund may also invest in municipal bond index futures. The fund may not purchase and sell futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the fund's total assets.

     Tax-Exempt may purchase or sell (write) options on debt securities as a means of achieving additional return or hedging the value of their respective portfolios. Tax-Exempt will only write covered call or put options, or buy call or put options, which are listed on national securities exchanges. Tax-Exempt may not write covered options in an amount exceeding 20% of the value of its respective total assets and will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the fund's total assets.

     Tax-Exempt may purchase securities on a when, as and if issued basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the fund until the Investment Manager determines that issuance of the security is probable. At that time, the fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. The value of the fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the fund, may not exceed 5% of the value of the fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the fund at the time of sale.

     Municipal Reinvestment may purchase securities together with the right to resell them to the seller at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is commonly known as a "put," and the aggregate price which the fund pays for securities with puts may be higher than the price which otherwise would be paid for the securities. The primary purpose of this practice is to permit the fund to be fully invested in securities, the interest on which is exempt from federal income tax, while preserving the necessary flexibility and liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put.

     Both funds may invest in zero coupon securities. Zero coupon securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. A zero coupon security pays no interest to its holder during its life.

     The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the funds. For a more complete discussion of Tax-Exempt's policies, see "Principal Investment Strategies" and "Additional Investment Strategy Information" in Tax-Exempt's Prospectus and "Description of the Fund and Its Investments and Risks" in Tax-Exempt's Statement of Additional Information.


INVESTMENT RESTRICTIONS

     The investment restrictions adopted by Municipal Reinvestment and Tax-Exempt as fundamental policies are substantially identical and are summarized under the caption "Description of the Fund and Its Investments and Risks -- Fund Policies/Investment Restrictions" in their respective Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act. The material differences are as follows:


     Municipal Reinvestment may not write, purchase or sell puts, calls or combinations thereof on any securities or futures contracts except that Municipal Reinvestment may acquire rights to resell (otherwise known as "puts") municipal obligations at an agreed upon price and/or time. Tax-Exempt has no such restrictions.

     In addition, Tax-Exempt may not invest more than 5% of the value of its total assets in taxable securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligations of the United States Government, its agencies or instrumentalities. Municipal Reinvestment has no such restriction.


      ADDITIONAL INFORMATION ABOUT MUNICIPAL REINVESTMENT AND TAX-EXEMPT


GENERAL

     For a discussion of the organization and operation of Municipal Reinvestment and Tax-Exempt, see "Fund Management" and "Investment Objective" in, and the cover page of, each fund's Prospectus, and "Description of the Fund and its Investments and Risks -- Fund Policies/Investment Restrictions" in each fund's Statement of Additional Information.


FINANCIAL INFORMATION

     For certain financial information about Municipal Reinvestment and Tax-Exempt, see "Financial Highlights" and "Past Performance" in each fund's Prospectus.

MANAGEMENT

     For information about the respective Board of Trustees, Investment Manager, and the Distributor of Municipal Reinvestment and Tax-Exempt, see "Fund Management" in each fund's Prospectus and "Investment Management and Other Services" in each fund's Statement of Additional Information.


DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

     For a description of the nature and most significant attributes of shares of Municipal Reinvestment and Tax-Exempt, and information regarding shareholder inquiries, see "Capital Stock and Other Securities" in each fund's Statement of Additional Information.


CUSTODIAN AND TRANSFER AGENT AND DIVIDEND PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for each of Municipal Reinvestment's and Tax-Exempt's shares and the Dividend Disbursing Agent for payment of dividends and distributions on their respective shares. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, NJ 07311. The Bank of New York, 100 Church Street, New York, NY 10007 is the Custodian of the assets of both Municipal Reinvestment and Tax-Exempt.


DIVIDENDS, DISTRIBUTIONS AND TAXES

     Municipal Reinvestment and Tax-Exempt are each qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and each generally distributes sufficient income and gains so that it will not pay corporate income tax on its earnings. Income dividend distributions made by Municipal Reinvestment or Tax-Exempt are exempt from federal income taxes, to the extent they are derived from municipal obligations. Income derived from other portfolio securities may be subject to federal, state and/or local taxes. Additionally, income derived from some municipal securities is subject to the federal "alternative minimum tax" and although interest on these securities is generally exempt from federal income tax, some shareholders who have many deductions or exemptions nevertheless may have to pay tax on the income. Capital gain distributions are normally subject to federal income tax when they are paid. Any short-term capital gain distributions are taxable to shareholders as ordinary income. Any long-term capital gain distributions are taxable to shareholders as long-term capital gains, no matter how long a shareholder has owned shares in Municipal Reinvestment or Tax-Exempt. After the end of each calendar year, Municipal Reinvestment and Tax-Exempt shareholders are sent a statement showing the taxable distributions paid to them in the previous year. The statement provides information on their dividends and capital gains for tax purposes.

     For a further discussion of Tax-Exempt's and Municipal Reinvestment's policies with respect to dividends, distributions and taxes, see
"Distributions" and "Tax Consequences" in each fund's Prospectus as well as the discussion herein under "Synopsis -- Purchases, Exchanges and Redemptions".


PURCHASES, REPURCHASES AND REDEMPTIONS

     For a discussion of how Municipal Reinvestment's and Tax-Exempt's shares may be purchased, repurchased and redeemed, see "How to Buy Shares," "How to Exchange Shares" and "How to Sell Shares" in Tax-Exempt's Prospectus, and "Who is Eligible to Invest in the Fund and How are Investments Made?" and "How to sell Shares" in Municipal Reinvestment's Prospectus.


                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     For a discussion of Municipal Reinvestment's performance, see management's letter to shareholders in its Annual Report for its fiscal year ended December 31, 2001 and its Semi-Annual Report for the six month period ended June 30, 2002. For a discussion of Tax-Exempt's performance, see management's letter to shareholders in its Annual Report for its fiscal year ended December 31, 2001 and its Semi-Annual Report for the six month period ended June 30, 2002, each accompanying this Proxy Statement and Prospectus.


                       FINANCIAL STATEMENTS AND EXPERTS


     The financial statements of Tax-Exempt, for the fiscal year ended December 31, 2001, and the financial statements of Municipal Reinvestment, for the fiscal year ended December 31, 2001, have been audited by Deloitte & Touche LLP, independent auditors, and are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part. These financial statements have been incorporated by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


                                 LEGAL MATTERS


     Certain legal matters concerning the issuance of shares of Tax-Exempt will be passed upon by Mayer, Brown, Rowe & Maw, New York, New York. Such firm will rely on Massachusetts counsel as to matters of Massachusetts law.


                             AVAILABLE INFORMATION


     Additional information about Municipal Reinvestment and Tax-Exempt is available, as applicable, in the following documents which are incorporated herein by reference: (i) Tax-Exempt's Prospectus dated February 28, 2002, attached to this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 25 to Tax-Exempt's Registration Statement on Form N-1A (File Nos. 2-66268; 811-2979); (ii) Tax-Exempt's Annual Report for its fiscal year ended December 31, 2001, and its succeeding Semi-Annual Report for the six months ended June 30, 2002, accompanying this Proxy Statement and Prospectus; (iii) Municipal Reinvestment's Prospectus dated February 28, 2002, which Prospectus forms a part of Post-Effective Amendment No. 19 to Municipal Reinvestment's Registration Statement on Form N-1A (File Nos. 2-84376; 811-3878); and (iv) Municipal Reinvestment's Annual Report for its fiscal year ended December 31, 2001, and its succeeding Semi-Annual Report for the six months ended June 30, 2002. The foregoing documents may be obtained without charge by calling (800) 869-NEWS (toll-free).


     Municipal Reinvestment and Tax-Exempt are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Municipal Reinvestment and Tax-Exempt which are of public record can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the funds are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                                OTHER BUSINESS

     Management of Municipal Reinvestment knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.




                                      By Order of the Board of Trustees


                                      Barry Fink, Secretary



October 9, 2002

                                                                      EXHIBIT A


                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 25th day of July, 2002, by and between MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST, a Massachusetts business trust ("Tax-Exempt") and MORGAN STANLEY SELECT MUNICIPAL REINVESTMENT FUND, a Massachusetts business trust ("Municipal Reinvestment").

     This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Tax-Exempt of substantially all of the assets of Municipal Reinvestment in exchange for the assumption by Tax-Exempt of all stated liabilities of Municipal Reinvestment and the issuance by Tax-Exempt of Class A shares of beneficial interest, par value $0.01 per share (the "Tax-Exempt Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Municipal Reinvestment in liquidation of Municipal Reinvestment as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:


1. THE REORGANIZATION AND LIQUIDATION OF MUNICIPAL REINVESTMENT

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Municipal Reinvestment agrees to assign, deliver and otherwise transfer the Municipal Reinvestment Assets (as defined in paragraph 1.2) to Tax-Exempt and Tax-Exempt agrees in exchange therefor to assume all of Municipal Reinvestment stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to Municipal Reinvestment the number of Tax-Exempt Shares, including fractional Tax-Exempt Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

     1.2 (a) The "Municipal Reinvestment Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by Municipal Reinvestment, and any deferred or prepaid expenses shown as an asset on Municipal Reinvestment's books on the Valuation Date.

     (b) On or prior to the Valuation Date, Municipal Reinvestment will provide Tax-Exempt with a list of all of Municipal Reinvestment assets to be assigned, delivered and otherwise transferred to Tax-Exempt and of the stated liabilities to be assumed by Tax-Exempt pursuant to this Agreement. Municipal Reinvestment reserves the right to sell any of the securities on such list but will not, without the prior approval of Tax-Exempt, acquire any additional securities other than securities of the type in which Tax-Exempt is permitted to invest and in amounts agreed to in writing by Tax-Exempt. Tax-Exempt will, within a reasonable time prior to the Valuation Date, furnish Municipal Reinvestment with a statement of Tax-Exempt's investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Tax-Exempt's investment objective, policies and restrictions. In the event that Municipal Reinvestment holds any investments that Tax-Exempt is not permitted to hold, Municipal Reinvestment will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Municipal Reinvestment and Tax-Exempt, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Tax-Exempt with respect to such investments, Municipal Reinvestment if requested by Tax-Exempt will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

     1.3 (a) Municipal Reinvestment will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Tax-Exempt will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Municipal Reinvestment prepared by the Treasurer of Municipal Reinvestment, as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

     (b) On the Valuation Date, Municipal Reinvestment may establish a cash reserve, which shall not exceed 5% of Municipal Reinvestment's net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by Municipal Reinvestment and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

     1.4 In order for Municipal Reinvestment to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Municipal Reinvestment will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

     1.5 On the Closing Date or as soon as practicable thereafter, Municipal Reinvestment will distribute Tax-Exempt Shares received by Municipal Reinvestment pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("Municipal Reinvestment Shareholders"). Each Municipal Reinvestment Shareholder will receive Class A shares of Tax-Exempt. Such distribution will be accomplished by an instruction, signed by the Secretary of Municipal Reinvestment, to transfer Tax-Exempt Shares then credited to Municipal Reinvestment's account on the books of Tax-Exempt to open accounts on the books of Tax-Exempt in the names of the Municipal Reinvestment Shareholders and representing the respective pro rata number of Tax-Exempt Shares due such Municipal Reinvestment Shareholders. All issued and outstanding shares of Municipal Reinvestment simultaneously will be canceled on Municipal Reinvestment's books; however, share certificates representing interests in Municipal Reinvestment will represent a number of Tax-Exempt Shares after the Closing Date as determined in accordance with paragraph 2.3. Tax-Exempt will issue certificates representing Tax-Exempt Shares in connection with such exchange only upon the written request of a Municipal Reinvestment Shareholder.

     1.6 Ownership of Tax-Exempt Shares will be shown on the books of Tax-Exempt's transfer agent. Tax-Exempt Shares will be issued in the manner described in Tax-Exempt's current Prospectus and Statement of Additional Information.

     1.7 Any transfer taxes payable upon issuance of Tax-Exempt Shares in a name other than the registered holder of Tax-Exempt Shares on Municipal Reinvestment's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Tax-Exempt Shares are to be issued and transferred.

     1.8 Any reporting responsibility of Municipal Reinvestment is and shall remain the responsibility of Municipal Reinvestment up to and including the date on which Municipal Reinvestment is dissolved pursuant to paragraph 1.9.

     1.9 Within one year after the Closing Date, Municipal Reinvestment shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of Municipal Reinvestment as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of Municipal Reinvestment, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of Municipal Reinvestment for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. Municipal Reinvestment shall be dissolved under Massachusetts law, promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing Date).

     1.10 Copies of all books and records maintained on behalf of Municipal Reinvestment in connection with its obligations under the Investment Company Act of 1940, as amended (the "1940 Act"), the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of Tax-Exempt or their designee and Tax-Exempt or its designee shall comply with applicable record retention requirements to which Municipal Reinvestment is subject under the 1940 Act.


2. VALUATION

     2.1 The value of the Municipal Reinvestment Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of Municipal Reinvestment of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in Municipal Reinvestment's then current Prospectus and Statement of Additional Information.

     2.2 The net asset value of a Tax-Exempt Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Tax-Exempt's then current Prospectus and Statement of Additional Information.

     2.3 The number of Tax-Exempt Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of Municipal Reinvestment shares (determined in accordance with paragraph 2.1) by the net asset value per share of Class A shares of Tax-Exempt (determined in accordance with paragraph 2.2) without the imposition of a front-end sales charge. For purposes of this paragraph, the aggregate net asset value of the shares of Municipal Reinvestment shall not include the amount of the Cash Reserve.

     2.4 All computations of value shall be made by Morgan Stanley Services Company Inc. ("Morgan Stanley Services") in accordance with its regular practice in pricing Tax-Exempt. Tax-Exempt shall cause Morgan Stanley Services to deliver a copy of its valuation report at the Closing.


3. CLOSING AND CLOSING DATE


     3.1 The Closing shall take place on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time on December 16, 2002, or at such other time as the parties may agree. The Closing shall be held at a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

     3.2 Portfolio securities held by Municipal Reinvestment and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the "Custodian"), as custodian for Tax-Exempt, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Municipal Reinvestment to the Custodian for the account of Tax-Exempt on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary Federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940
Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Morgan Stanley Tax-Exempt Securities Trust."

     3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Tax-Exempt and Municipal Reinvestment, accurate appraisal of the value of the net assets of Tax-Exempt or the Municipal Reinvestment Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

     3.4 If requested, Municipal Reinvestment shall deliver to Tax-Exempt or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Municipal Reinvestment Shareholders and the number and percentage ownership of outstanding Municipal Reinvestment shares owned by each such Municipal Reinvestment Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Municipal Reinvestment Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Tax-Exempt shall issue and deliver to such Secretary a confirmation evidencing delivery of Tax-Exempt Shares to be credited on the Closing Date to Massachusetts Series or provide evidence satisfactory to Municipal Reinvestment that such Tax-Exempt Shares have been credited to Municipal Reinvestment's account on the books of Tax-Exempt. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.


4. COVENANTS OF TAX-EXEMPT AND MUNICIPAL REINVESTMENT

     4.1 Except as otherwise expressly provided herein with respect to Municipal Reinvestment, Tax-Exempt and Municipal Reinvestment each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

     4.2 Tax-Exempt will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Tax-Exempt Shares ("Registration Statement"). Municipal Reinvestment will provide Tax-Exempt with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Municipal Reinvestment will further provide Tax-Exempt with such other information and documents relating to Municipal Reinvestment as are reasonably necessary for the preparation of the Registration Statement.

     4.3 Municipal Reinvestment will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

Municipal Reinvestment will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that Tax-Exempt will furnish Municipal Reinvestment with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Tax-Exempt as is reasonably necessary for the preparation of the Proxy Materials.

     4.4 Municipal Reinvestment will assist Tax-Exempt in obtaining such information as Tax-Exempt reasonably requests concerning the beneficial ownership of Municipal Reinvestment shares.

     4.5 Subject to the provisions of this Agreement, Tax-Exempt and Municipal Reinvestment will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     4.6 Municipal Reinvestment shall furnish or cause to be furnished to Tax-Exempt within 30 days after the Closing Date a statement of Municipal Reinvestment's assets and liabilities as of the Closing Date, which statement shall be certified by Municipal Reinvestment's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Municipal Reinvestment shall furnish Tax-Exempt, in such form as is reasonably satisfactory to Tax-Exempt, a statement certified by Municipal Reinvestment's Treasurer of earnings and profits of Municipal Reinvestment for Federal income tax purposes that will be carried over to Tax-Exempt pursuant to
Section 381 of the Code.

     4.7 As soon after the Closing Date as is reasonably practicable, Municipal Reinvestment (a) shall prepare and file all Federal and other tax returns and reports of Municipal Reinvestment required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and
(b) shall pay all Federal and other taxes shown as due thereon and/or all Federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

     4.8 Tax-Exempt agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.


5. REPRESENTATIONS AND WARRANTIES

     5.1 Tax-Exempt represents and warrants to Municipal Reinvestment as follows:

     (a) Tax-Exempt is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

     (b) Tax-Exempt is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of Tax-Exempt have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Tax-Exempt are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Tax-Exempt is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of Tax-Exempt conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) Tax-Exempt is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Tax-Exempt's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Tax-Exempt is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Tax-Exempt or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Tax-Exempt knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;


     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended December 31, 2001, of Tax-Exempt audited by Deloitte & Touche LLP (copies of which have been furnished to Municipal Reinvestment), fairly present, in all material respects, Tax-Exempt's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of Tax-Exempt (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) All issued and outstanding Tax-Exempt Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Tax-Exempt's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to the Registration Statement. Tax-Exempt does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

     (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Tax-Exempt, and this Agreement constitutes a valid and binding obligation of Tax-Exempt enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Tax-Exempt's performance of this Agreement;

     (j) Tax-Exempt Shares to be issued and delivered to Municipal Reinvestment, for the account of the Municipal Reinvestment Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Tax-Exempt Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Tax-Exempt's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to the Registration Statement;

     (k) All material Federal and other tax returns and reports of Tax-Exempt required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Tax-Exempt's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, Tax-Exempt has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Tax-Exempt to continue to meet the requirements of Subchapter M of the Code;

     (m) Since December 31, 2001 there has been no change by Tax-Exempt in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

     (n) The information furnished or to be furnished by Tax-Exempt for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Tax-Exempt) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     5.2 Municipal Reinvestment represents and warrants to Tax-Exempt as follows:

     (a) Municipal Reinvestment is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

     (b) Municipal Reinvestment is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of beneficial interest of Municipal Reinvestment have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Municipal Reinvestment are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Municipal Reinvestment is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current prospectus and Statement of Additional Information of Municipal Reinvestment conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) Municipal Reinvestment is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of Municipal Reinvestment's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Municipal Reinvestment is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Municipal Reinvestment or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Municipal Reinvestment knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Municipal Reinvestment for the year ended December 31, 2001, audited by Deloitte & Touche LLP (copies of which have been or will be furnished to Tax-Exempt) fairly present, in all material respects, Municipal Reinvestment's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Municipal Reinvestment (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) Municipal Reinvestment has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

     (i) All issued and outstanding shares of Municipal Reinvestment are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Municipal Reinvestment's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement. Municipal Reinvestment does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Tax-Exempt pursuant to paragraph 3.4;

     (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Municipal Reinvestment, and subject to the approval of Municipal Reinvestment's shareholders, this Agreement constitutes a valid and binding obligation of Municipal Reinvestment, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Municipal Reinvestment's performance of this Agreement;

     (k) All material Federal and other tax returns and reports of Municipal Reinvestment required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Municipal Reinvestment's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, Municipal Reinvestment, has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Municipal Reinvestment to continue to meet the requirements of Subchapter M of the Code;

     (m) At the Closing Date, Municipal Reinvestment will have good and valid title to the Municipal Reinvestment Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Municipal Reinvestment which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Tax-Exempt will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

     (n) On the effective date of the Registration Statement, at the time of the meeting of Municipal Reinvestment's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Tax-Exempt Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and
   (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Municipal Reinvestment for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable Federal securities and other laws and regulations thereunder;

     (o) Municipal Reinvestment will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

     (p) Municipal Reinvestment has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

     (q) Municipal Reinvestment is not acquiring Tax-Exempt Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.


6. CONDITIONS PRECEDENT TO OBLIGATIONS OF MUNICIPAL REINVESTMENT

     The obligations of Municipal Reinvestment to consummate the transactions provided for herein shall be subject, at its election, to the performance by Tax-Exempt of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of Tax-Exempt contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 Tax-Exempt shall have delivered to Municipal Reinvestment, a certificate of its President and Treasurer, in a form reasonably satisfactory to Municipal Reinvestment and dated as of the Closing Date, to the effect that the representations and warranties of Tax-Exempt made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Municipal Reinvestment shall reasonably request;

     6.3 Municipal Reinvestment shall have received a favorable opinion from Mayer, Brown, Rowe & Maw, counsel to Tax-Exempt, dated as of the Closing Date, to the effect that:

     (a) Tax-Exempt is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Tax-Exempt is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Tax-Exempt and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Municipal Reinvestment, is a valid and binding obligation of Tax-Exempt enforceable against Tax-Exempt in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) Tax-Exempt Shares to be issued to Municipal Reinvestment Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption "Capital Stock and Other Securities" in Tax-Exempt's Statement of Additional Information), and no shareholder of Tax-Exempt has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Tax-Exempt's Declaration of Trust or By-Laws (Massachusetts counsel may be relied upon in delivering such opinion); and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Tax-Exempt of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees from those described in Tax-Exempt's Prospectus dated February 28, 2002 and Statement of Additional Information dated February 28, 2002.


7. CONDITIONS PRECEDENT TO OBLIGATIONS OF TAX-EXEMPT

     The obligations of Tax-Exempt to complete the transactions provided for herein shall be subject, at its election, to the performance by Municipal Reinvestment of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of Municipal Reinvestment contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 Municipal Reinvestment shall have delivered to Tax-Exempt at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to Tax-Exempt and dated as of the Closing Date, to the effect that the representations and warranties of Municipal Reinvestment made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Tax-Exempt shall reasonably request;

     7.3 Municipal Reinvestment shall have delivered to Tax-Exempt a statement of the Municipal Reinvestment Assets and its liabilities, together with a list of Municipal Reinvestment's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Municipal Reinvestment;

     7.4 Municipal Reinvestment shall have delivered to Tax-Exempt within three business days after the Closing a letter from PricewaterhouseCoopers LLP with respect to taxable year ended December 31, 1999, and a letter from Deloitte & Touche LLP for taxable years ended December 31, 2000 and 2001, each dated as of the Closing Date stating that (a) such respective firm has performed a limited review of the Federal and state income tax returns of Municipal Reinvestment for each of the respective taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the Federal and state income tax liabilities of Municipal Reinvestment for the periods covered thereby, (b) for the period from December 31, 2001 to and including the Closing Date, Deloitte & Touche LLP has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable Federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of all Federal, state and local tax liabilities for the period from December 31, 2001 to and including the Closing Date and (c) based on such limited reviews, nothing came to their attention that caused them to believe that Municipal Reinvestment would not qualify as a regulated investment company for Federal income tax purposes for any such year or period;


     7.5 Tax-Exempt shall have received at the Closing a favorable opinion from Mayer, Brown, Rowe & Maw, counsel to Municipal Reinvestment, dated as of the Closing Date to the effect that:


     (a) Municipal Reinvestment is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Municipal Reinvestment is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Municipal Reinvestment and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Tax-Exempt, is a valid and binding obligation of Municipal Reinvestment enforceable against Municipal Reinvestment in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Municipal Reinvestment's Declaration of Trust or By-Laws (Massachusetts counsel may be relied upon in delivering such opinion); and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Municipal Reinvestment of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and


     7.6 On the Closing Date, the Municipal Reinvestment Assets shall include no assets that Tax-Exempt, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.


8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF TAX-EXEMPT AND MUNICIPAL REINVESTMENT


     The obligations of Municipal Reinvestment and Tax-Exempt hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Municipal Reinvestment in accordance with the provisions of Municipal Reinvestment's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Tax-Exempt;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such Federal and state authorities) deemed necessary by Tax-Exempt or Municipal Reinvestment to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Tax-Exempt or Municipal Reinvestment;

     8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 Municipal Reinvestment shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Municipal Reinvestment Shareholders all of Municipal Reinvestment's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and


     8.6 The parties shall have received the opinion of the law firm of Mayer, Brown, Rowe & Maw (based on such representations as such law firm shall reasonably request), addressed to Tax-Exempt and Municipal Reinvestment, which opinion may be relied upon by the shareholders of Municipal Reinvestment, substantially to the effect that, for Federal income tax purposes:

     (a) The transfer of Municipal Reinvestment's assets in exchange for Tax-Exempt Shares and the assumption by Tax-Exempt of certain stated liabilities of Municipal Reinvestment followed by the distribution by Municipal Reinvestment of Tax-Exempt Shares to the Municipal Reinvestment Shareholders in exchange for their Municipal Reinvestment shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Municipal Reinvestment and Tax-Exempt will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     (b) No gain or loss will be recognized by Tax-Exempt upon the receipt of the assets of Municipal Reinvestment solely in exchange for Tax-Exempt Shares and the assumption by Tax-Exempt of the stated liabilities of Municipal Reinvestment;

     (c) No gain or loss will be recognized by Municipal Reinvestment upon the transfer of the assets of Municipal Reinvestment to Tax-Exempt in exchange for Tax-Exempt Shares and the assumption by Tax-Exempt of the stated liabilities or upon the distribution of Tax-Exempt Shares to the Municipal Reinvestment Shareholders in exchange for their Municipal Reinvestment shares;

     (d) No gain or loss will be recognized by the Municipal Reinvestment Shareholders upon the exchange of the Municipal Reinvestment shares for Tax-Exempt Shares;

     (e) The aggregate tax basis for Tax-Exempt Shares received by each Municipal Reinvestment Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Municipal Reinvestment Shares held by each such Municipal Reinvestment Shareholder immediately prior to the Reorganization;

     (f) The holding period of Tax-Exempt Shares to be received by each Municipal Reinvestment Shareholder will include the period during which the Municipal Reinvestment Shares surrendered in exchange therefor were held (provided such Municipal Reinvestment Shares were held as capital assets on the date of the Reorganization);

     (g) The tax basis of the assets of Municipal Reinvestment acquired by Tax-Exempt will be the same as the tax basis of such assets to Municipal Reinvestment immediately prior to the Reorganization; and

     (h) The holding period of the assets of Municipal Reinvestment in the hands of Tax-Exempt will include the period during which those assets were held by Municipal Reinvestment.

     Notwithstanding anything herein to the contrary, neither Tax-Exempt nor Municipal Reinvestment may waive the conditions set forth in this paragraph 8.6.


9. FEES AND EXPENSES

     9.1 (a) Tax-Exempt shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. Municipal Reinvestment shall bear, as set forth in the Proxy Statement and Prospectus contained in the Registration Statement, its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses incurred in connection with the consummation of the transactions contemplated herein. Municipal Reinvestment shall bear any other expenses in connection with the provisions of this Agreement including certain other legal and accounting fees and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

     (b) In the event the transactions contemplated herein are not consummated by reason of Municipal Reinvestment being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Municipal Reinvestment's obligations specified in this Agreement), Municipal Reinvestment's only obligation hereunder shall be to reimburse Tax-Exempt for all reasonable out-of-pocket fees and expenses incurred by Tax-Exempt in connection with those transactions.

     (c) In the event the transactions contemplated herein are not consummated by reason of Tax-Exempt being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Tax-Exempt's obligations specified in this Agreement), Tax-Exempt's only obligation hereunder shall be to reimburse Municipal Reinvestment for all reasonable out-of-pocket fees and expenses incurred by Municipal Reinvestment in connection with those transactions.


10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 This Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Municipal Reinvestment hereunder shall not survive the dissolution and complete liquidation of Municipal Reinvestment in accordance with Section 1.9.


11. TERMINATION

     11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

       (a) by the mutual written consent of Municipal Reinvestment and Tax-Exempt;

     (b) by either Tax-Exempt or Municipal Reinvestment by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before April 30, 2003; or

     (c) by either Tax-Exempt or Municipal Reinvestment in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Municipal Reinvestment shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1 (a) or
(b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Tax-Exempt or Municipal Reinvestment, or the trustees or officers of Tax-Exempt or Municipal Reinvestment, to any other party or its trustees or officers.

     (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Tax-Exempt or Municipal Reinvestment, or the trustees or officers of Tax-Exempt or Municipal Reinvestment, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.


12. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.


13. MISCELLANEOUS

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 The obligations and liabilities of Tax-Exempt hereunder are solely those of Tax-Exempt. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Tax-Exempt shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Tax-Exempt and signed by authorized officers of Tax-Exempt acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     13.6 The obligations and liabilities of Municipal Reinvestment hereunder are solely those of Municipal Reinvestment. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Municipal Reinvestment shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Municipal Reinvestment and signed by authorized officers of Municipal Reinvestment acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.



            MORGAN STANLEY SELECT MUNICIPAL REINVESTMENT FUND



                              By:  /s/ CHARLES A. FIUMEFREDDO
                                 ----------------------------------------------

                                 Name:  Charles A. Fiumefreddo

                                 Title:    Chairman



            MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST



                              By:  /s/ BARRY FINK
                                 ----------------------------------------------

                                 Name: Barry Fink

                                 Title:   Vice President

                                                                       EXHIBIT B


                                                                  Morgan Stanley

                                                               [GRAPHIC OMITTED]








Morgan Stanley Tax-Exempt Securities Trust


A mutual fund that seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital




[GRAPHIC OMITTED]





                                            Prospectus  |  February 28, 2002


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


The Fund                    INVESTMENT OBJECTIVE ..........................  1
                            PRINCIPAL INVESTMENT STRATEGIES ...............  1
                            PRINCIPAL RISKS ...............................  2
                            PAST PERFORMANCE ..............................  4
                            FEES AND EXPENSES .............................  6
                            ADDITIONAL INVESTMENT STRATEGY INFORMATION ....  7
                            ADDITIONAL RISK INFORMATION ...................  8
                            FUND MANAGEMENT ...............................  8

Shareholder Information     PRICING FUND SHARES ...........................  9
                            HOW TO BUY SHARES .............................  9
                            HOW TO EXCHANGE SHARES ........................ 11
                            HOW TO SELL SHARES ............................ 12
                            DISTRIBUTIONS ................................. 14
                            TAX CONSEQUENCES .............................. 15
                            SHARE CLASS ARRANGEMENTS ...................... 16

Financial Highlights        ............................................... 23

Morgan Stanley Funds        .................................. INSIDE BACK COVER

                            THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND. PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

The Fund


[GRAPHIC OMITTED]

INVESTMENT OBJECTIVE
--------------------

Morgan Stanley Tax-Exempt Securities Trust seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.


[GRAPHIC OMITTED]

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

(sidebar)
INCOME

An investment objective having the goal of selecting securities to pay out income rather than rise in price.
(end sidebar)

The Fund will normally invest at least 80% of its assets in securities that pay interest exempt from federal income taxes This policy is fundamental and may not be changed without shareholder approval. The Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., generally invests the Fund's assets in municipal obligations. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments, and/or their respective agencies. At least 75% of these municipal obligations will have the following ratings at the time of purchase:

 o municipal bonds --             within the three highest grades by Moody's
                                  Investors Service Inc. ("Moody's"), Standard &
                                  Poor's Corporation ("S&P"), or Fitch IBCA,
                                  Inc. ("Fitch");

 o municipal notes --             within the two highest grades or, if not
                                  rated, have outstanding bonds within the three highest grades by Moody's, S&P or Fitch; and

 o municipal commercial paper --  within the highest grade by Moody's, S&P or
                                  Fitch.


The Fund may invest up to 25% of its net assets in municipal obligations that are rated below the limits stated above or are not rated by those rating agencies. However, the Fund may only invest up to 5% of its net assets in municipal obligations rated below investment grade or, if unrated, of comparable quality as determined by the Investment Manager (commonly known as "junk bonds").


The Fund may invest up to 10% of its net assets in inverse floating rate municipal obligations. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligations will increase and if market interest rates increase, the interest rate on the obligations will fall.


The Fund may invest up to 20% of its assets in taxable money market instruments or securities that pay interest income subject to the "alternative minimum tax," and some taxpayers may have to pay tax on a Fund distribution of this income. The Fund therefore may not be a suitable investment for these investors. See the "Tax Consequences" section for more details.


Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes, and commercial paper are secured by the issuer's faith and credit including its taxing power, for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific revenue source. They are issued to fund a wide variety of public and private projects in sectors such as public utilities, hospitals, housing, airports and highways, and educational facilities. The Fund's municipal obligation investments may include zero coupon securities, which are purchased at a discount and accrue interest, but make no interest payments until maturity. In addition, the Fund may invest in lease obligations and private activity bonds. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities. Private activity bonds are issued by, or on behalf of, public authorities to finance privately operated facilities.


In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which investment strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted investment strategies while not using others.




[GRAPHIC OMITTED]


PRINCIPAL RISKS
---------------

There is no assurance that the Fund will achieve its investment objective. The Fund's share price and yield will fluctuate with changes in the market value and/or yield of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Credit and Interest Rate Risks. Municipal obligations, like other debt securities, are subject to two types of risk: credit risk and interest rate risk.

Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The issuers of private activity bonds, used to finance such projects as industrial development and pollution control, also may be negatively impacted by the general credit of the user of the project.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest. As a general illustration of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.

HOW INTEREST RATES AFFECT BOND PRICES
------------------------------------------------------------------------------------------------
                                       PRICE PER $1,000 OF A MUNICIPAL BOND IF INTEREST RATES:
                                     -----------------------------------------------------------
                                              INCREASE*                     DECREASE**
                                     -----------------------------------------------------------
YEARS TO      BOND
MATURITY    MATURITY    COUPON              1%            2%              1%            2%
------------------------------------------------------------------------------------------------
 1            2002      1.78%             $990          $981           $1,010         N/A
------------------------------------------------------------------------------------------------
 5            2006      3.58%             $956          $914           $1,046        $1,096
------------------------------------------------------------------------------------------------
 10           2011      4.44%             $924          $854           $1,084        $1,177
------------------------------------------------------------------------------------------------
 20           2021      5.13%             $885          $789           $1,135        $1,296
------------------------------------------------------------------------------------------------
 30           2031      5.24%             $865          $756           $1,169        $1,382
------------------------------------------------------------------------------------------------



Source: Municipal Market Data (a division of Thomson Financial Municipal Group); "Aaa" yield curve as of 12/31/01. The table is not representative of price changes for inverse floating rate municipal obligations which typically respond to changes in interest rates to a greater extent than comparable obligations. In addition, the table is an illustration and does not represent expected yields or share price changes of any Morgan Stanley Dean Witter mutual fund.


*  Assumes no effect from market discount calculation.

** Assumes bonds are non-callable.

The Fund is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund's portfolio securities to fall substantially.

Lease Obligations. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed, in part, as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

Private Activity Bonds. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. This could cause a decline in the Fund's value. The Fund's private activity bond holdings also may pay interest subject to the alternative minimum tax. See the "Tax Consequences" section for more details.

Inverse Floating Rate Municipal Obligations. The inverse floating rate municipal obligations in which the Fund may invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed-income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

Other Risks. The performance of the Fund also will depend on whether the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investment strategies. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.


[GRAPHIC OMITTED]

PAST PERFORMANCE
----------------

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


(sidebar)
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Fund's Class D shares has varied from year to year over the past 10 calendar years.
(end sidebar)

                     ANNUAL TOTAL RETURNS -- CALENDAR YEARS



 9.09%   11.23%  -5.55%  17.37%  3.61%  8.73%   6.11%   -2.71%   11.44%   4.31%
--------------------------------------------------------------------------------
  1992    '93     '94     '95     '96    '97     '98     '99      2000     '01


The bar chart reflects the performance of Class D shares. All shares held prior to the Fund adopting its Multi-Class Structure on July 28, 1997 were designated Class D Shares. Prior to that date, shares were subject to a front-end sales charge, which is not reflected in the bar chart. The performance of the other Classes will differ because the Classes have different ongoing fees.

During the periods shown in the bar chart, the highest return for a calendar quarter was 6.89% (quarter ended March 31, 1995) and the lowest return for a calendar quarter was --5.50% (quarter ended March 31, 1994).

(sidebar)
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).
(end sidebar)


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
-------------------------------------------------------------------------------------
                                    PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS
-------------------------------------------------------------------------------------
  Class A(1)-- Returns Before Taxes   (0.38)%         4.33%            5.46%
-------------------------------------------------------------------------------------
  Class A -- Returns After Taxes
             on Distributions(4)      (0.59)%         4.19%            5.34%
-------------------------------------------------------------------------------------
  Class A -- Returns After Taxes
             on Distributions and
             Sale of Fund Shares       1.78%          4.43%            5.43%
-------------------------------------------------------------------------------------
  Class B(2)                          (1.23)%           --               --
-------------------------------------------------------------------------------------
  Class C(2)                           2.59%            --               --
-------------------------------------------------------------------------------------
  Class D(3)-- Returns Before Taxes    4.31%          5.47%            6.16%
-------------------------------------------------------------------------------------
  Class D -- Returns After Taxes
  on Distributions(4)                  4.08%          5.32%            6.03%
-------------------------------------------------------------------------------------
  Class D -- Returns After Taxes
  on Distributions and Sale of
  Fund Shares                          4.79%          5.41%            6.07%
-------------------------------------------------------------------------------------
  Lehman Brothers Municipal
  Bond Index(5)                        5.13%          5.98%            6.63%
-------------------------------------------------------------------------------------

(1) Prior to July 28, 1997 the Fund offered only one class of shares. Because the distribution arrangement for Class A most closely resembled the distribution arrangement applicable prior to the implementation of multiple classes (i.e., Class A is sold with a front-end sales charge), historical performance information has been restated to reflect the actual maximum sales charge applicable to Class A (i.e., 4.25%) as compared to the 4.00% sales charge in effect prior to July 28, 1997. In addition, Class A shares are now subject to an ongoing 12b-1 fee which is reflected in the restated performance for that class.

(2)  Classes B and C commenced operations on July 28, 1997.

(3) Because all shares of the Fund held prior to July 28, 1997 were designated Class D shares, the Fund's historical performance has been restated to reflect the absence of any sales charge.

(4) These returns assume you did not sell your shares at the end of each period.

(5) The Lehman Brothers Municipal Bond Index tracks the performance of municipal bonds rated at least Baa or BBB by Moody's Investor Service, Inc. or Standard & Poor's Corporation, respectively, and with maturities of 2 years or greater. The Index does not include any expenses, fees, or charges. The Index is unmanaged and should not be considered an investment.

The above table shows after tax returns for the Fund's Class A and Class D Shares. The after tax returns for the Fund's other Classes will vary from the Class A and Class D shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.1%) and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

[GRAPHIC OMITTED]

FEES AND EXPENSES
-----------------

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares:
Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.


(sidebar)
SHAREHOLDER FEES

These fees are paid directly from your investment.
(end sidebar)

(sidebar)
ANNUAL FUND OPERATING EXPENSES


These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended December 31, 2001.
(end sidebar)



                                                     CLASS A      CLASS B      CLASS C     CLASS D
---------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
---------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)        4.25%(1)     None          None        None
---------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a
percentage based on the lesser of the offering
price or net asset value at redemption)              None(2)      5.00%(3)     1.00%(4)     None
---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------------------------------------
Management fee                                       0.42%        0.42%        0.42%        0.42%
---------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                0.17%        0.60%        0.70%        None
---------------------------------------------------------------------------------------------------
Other expenses                                       0.07%        0.07%        0.07%        0.07%
---------------------------------------------------------------------------------------------------
Total annual Fund operating expenses                 0.66%        1.09%        1.19%        0.49%
---------------------------------------------------------------------------------------------------


(1)  Reduced for purchases of $25,000 and over.

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4)  Only applicable if you sell your shares within one year after purchase.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell (redeem) your shares at the end of each period.


                 IF YOU SOLD YOUR SHARES:                               IF YOU HELD YOUR SHARES:
----------------------------------------------------------   -----------------------------------------------
              1 YEAR     3 YEARS     5 YEARS     10 YEARS     1 YEAR     3 YEARS      5 YEARS      10 YEARS
----------------------------------------------------------   -----------------------------------------------
 Class A       $490        $627        $777       $1,213       $490        $627         $777        $1,213
----------------------------------------------------------   -----------------------------------------------
 Class B       $611        $647        $801       $1,329       $111        $347         $601        $1,329
----------------------------------------------------------   -----------------------------------------------
 Class C       $221        $378        $654       $1,443       $121        $378         $654        $1,443
----------------------------------------------------------   -----------------------------------------------
 Class D       $ 50        $157        $274       $  616       $ 50        $157         $274        $  616
----------------------------------------------------------   -----------------------------------------------



While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A.


[GRAPHIC OMITTED]

ADDITIONAL INVESTMENT STRATEGY INFORMATION
------------------------------------------

This section provides additional information relating to the Fund's principal investment strategies.

Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in taxable securities, or in tax-exempt securities subject to the federal alternative minimum tax for individual shareholders when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the Fund's ability to provide tax-exempt income. When the Fund takes a defensive position, it may not achieve its investment objective.

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. Unless otherwise indicated, the Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[GRAPHIC OMITTED]

ADDITIONAL RISK INFORMATION
---------------------------

This section provides additional information relating to the principal risks of investing in the Fund.

Bond Insurance Risk. Many of the municipal obligations the Fund invests in will be covered by insurance at the time of issuance or at a later date. Such insurance covers the remaining term of the security. Insured municipal obligations would generally be assigned a lower rating if the rating were based primarily on the credit quality of the issuer without regard to the insurance feature. If the claims-paying ability of the insurer were downgraded, the ratings on the municipal obligations it insures may also be downgraded.


[GRAPHIC OMITTED]


FUND MANAGEMENT
---------------


(sidebar)
MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $140 billion in assets under management as of January 31, 2002.
(end sidebar)

The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020.

The Fund is managed by the Municipal Fixed-Income team. Current members of the team include James F. Willison, a Managing Director of the Investment Manager, Joseph R. Arcieri, an Executive Director of the Investment Manager, and Robert
W. Wimmel, a Vice President of the Investment Manager.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended December 31, 2001, the Fund accrued total compensation to the Investment Manager amounting to 0.42% of the Fund's average daily net assets.

Shareholder Information


[GRAPHIC OMITTED]

PRICING FUND SHARES
-------------------

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The Fund's portfolio securities (except for short-term taxable debt securities and certain other investments) are valued by an outside independent pricing service. The service uses a computerized grid matrix of tax-exempt securities and its evaluations in determining what it believes is the fair value of the portfolio securities. The Fund's Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund to value tax-exempt securities and the valuations that the pricing service supplies are more likely to approximate the fair value of the securities.

An exception to the Fund's general pricing policy concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


[GRAPHIC OMITTED]


HOW TO BUY SHARES
-----------------


(sidebar)
CONTACTING A FINANCIAL ADVISOR

If you are new to the Morgan Stanley Family of Funds and would like to contact a Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at:
www.morganstanley.com/funds
(end sidebar)

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor. Your Financial Advisor or other authorized financial representative will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. If you purchase Fund shares through a Financial Advisor, you begin earning dividends on the fourth business day following placement of your purchase order. If you purchase Fund shares through the Fund's transfer agent, you begin earning dividends on the next business day following placement of your order. We reserve the right to reject any order for the purchase of Fund shares.

(sidebar)
EASYINVEST(SM)

A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)

MINIMUM INVESTMENT AMOUNTS
---------------------------------------------------------
                                    MINIMUM INVESTMENT
                                 ------------------------
 INVESTMENT OPTIONS               INITIAL    ADDITIONAL
---------------------------------------------------------
  Regular Accounts                $1,000      $100
---------------------------------------------------------
  EasyInvest(SM)
  (Automatically from your
  checking or savings account
  or Money Market Fund)           $  100*     $100*
---------------------------------------------------------

* Provided your schedule of investments totals $1,000 in twelve months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) certain investment programs approved by the Fund's distributor that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.

Investment Options for Certain Institutional and Other Investors/Class D Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.


Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o Make out a check for the total amount payable to: Morgan Stanley Tax-Exempt Securities Trust.

o Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

[GRAPHIC OMITTED]

HOW TO EXCHANGE SHARES
----------------------

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.


Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.


You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.


Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.



[GRAPHIC OMITTED]

HOW TO SELL SHARES
------------------

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.


OPTIONS            PROCEDURES
----------------------------------------------------------------------------------------------------------------
Contact Your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor  financial representative.
                   ---------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]  Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
----------------------------------------------------------------------------------------------------------------

OPTIONS              PROCEDURES
------------------------------------------------------------------------------------------------------------------------
By Letter            You can also sell your shares by writing a "letter of instruction" that includes:
[GRAPHIC OMITTED]    o  your account number;
                     o  the name of the Fund;
                     o  the dollar amount or the number of shares you wish to sell;
                     o  the Class of shares you wish to sell; and
                     o  the signature of each owner as it appears on the account.
                     ---------------------------------------------------------------------------------------------------
                     If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                     ---------------------------------------------------------------------------------------------------
                     Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                     ---------------------------------------------------------------------------------------------------
                     A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
------------------------------------------------------------------------------------------------------------------------
Systematic           If your investment in all of the Morgan Stanley Family of Funds has a total market value of at
Withdrawal Plan      least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage
[GRAPHIC OMITTED]    of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                     ---------------------------------------------------------------------------------------------------
                     Amounts withdrawn are subject to any applicable CDSC.  A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                     section of this Prospectus.
                     ---------------------------------------------------------------------------------------------------
                     To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
------------------------------------------------------------------------------------------------------------------------


Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended, under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.


[GRAPHIC OMITTED]

DISTRIBUTIONS
-------------

(sidebar)
TARGETED DIVIDENDS(SM)

You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are declared on each day the New York Stock Exchange is open for business, and are distributed to shareholders monthly. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, processing of your dividend checks begins immediately following the monthly payment date, and the Fund will mail a monthly dividend check to you normally during the first seven days of the following month. If you purchase Fund shares through a Financial Advisor, you begin earning dividends on the fourth business day following placement of your purchase order. If you purchase Fund shares through the Fund's transfer agent, you begin earning dividends on the next business day following placement of your order. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.



[GRAPHIC OMITTED]

TAX CONSEQUENCES
----------------

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

You need to be aware of the possible tax consequences when:

o   The Fund makes distributions; and


o   You sell Fund shares, including an exchange to another Morgan Stanley Fund.


Taxes on Distributions. Your income dividend distributions are normally exempt from federal income taxes -- to the extent they are derived from municipal obligations. Income derived from other portfolio securities may be subject to federal, state and/or local income taxes.

Income derived from some municipal securities is subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities is generally exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.

If you borrow money to purchase shares of the Fund, the interest on the borrowed money is generally not deductible for personal income tax purposes.

If the Fund makes any capital gain distributions, those distributions will normally be subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund shares. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion, of these gains may be taxable to you as ordinary income rather than capital gains.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides full information on your dividends and capital gains for tax purposes.


Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.



[GRAPHIC OMITTED]

SHARE CLASS ARRANGEMENTS
------------------------

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.


The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.


Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.


The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

                                                                                                 MAXIMUM
CLASS     SALES CHARGE                                                                      ANNUAL 12B-1 FEE
--------------------------------------------------------------------------------------------------------------
  A       Maximum 4.25% initial sales charge reduced for purchases of $25,000 or more;
          shares sold without an initial sales charge are generally subject to a 1.0% CDSC
          during the first year                                                                   0.25%
--------------------------------------------------------------------------------------------------------------
  B       Maximum 5.0% CDSC during the first year decreasing to 0% after six years                0.60%
--------------------------------------------------------------------------------------------------------------
  C       1.0% CDSC during the first year                                                         0.70%
--------------------------------------------------------------------------------------------------------------
  D       None                                                                                    None
--------------------------------------------------------------------------------------------------------------


CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.

The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D.


The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

(sidebar)
FRONT-END SALES CHARGE OR FSC

An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
(end sidebar)



                                                  FRONT-END SALES CHARGE
                                     -------------------------------------------------
                                       PERCENTAGE OF PUBLIC   APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION              OFFERING PRICE      OF NET AMOUNT INVESTED
--------------------------------------------------------------------------------------
  Less than $25,000                           4.25%                  4.44%
--------------------------------------------------------------------------------------
  $25,000 but less than $50,000               4.00%                  4.17%
--------------------------------------------------------------------------------------
  $50,000 but less than $100,000              3.50%                  3.63%
--------------------------------------------------------------------------------------
  $100,000 but less than $250,000             2.75%                  2.83%
--------------------------------------------------------------------------------------
  $250,000 but less than $500,000             2.25%                  2.30%
--------------------------------------------------------------------------------------
  $500,000 but less than $1 million           1.75%                  1.78%
--------------------------------------------------------------------------------------
  $1 million and over                         0.00%                  0.00%
--------------------------------------------------------------------------------------


The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

o   A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o   Tax-exempt organizations.

o   Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the fund purchased in a single transaction, together with shares of other Funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.



Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:


o A trust for which Morgan Stanley Trust provides discretionary trustee services.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) you sold the shares not more than 60 days prior to the purchase of fund shares, and (2) the sale proceeds were maintained in the interim in cash or a money market fund.

o Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

o Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

(sidebar)
CONTINGENT DEFERRED SALES CHARGE OR CDSC

A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
(end sidebar)

                                      CDSC AS A PERCENTAGE
YEAR SINCE PURCHASE PAYMENT MADE       OF AMOUNT REDEEMED
-----------------------------------------------------------
  First                                      5.0%
-----------------------------------------------------------
  Second                                     4.0%
-----------------------------------------------------------
  Third                                      3.0%
-----------------------------------------------------------
  Fourth                                     2.0%
-----------------------------------------------------------
  Fifth                                      2.0%
-----------------------------------------------------------
  Sixth                                      1.0%
-----------------------------------------------------------
  Seventh and thereafter                     None
-----------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold. A lower CDSC schedule applies in most cases to shares of the Fund acquired in connection with the reorganization of Dean Witter National Municipal Trust and the Fund on November 7, 1997.


The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.


CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.


o Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.


Distribution Fee. Class B shares are also subject to an annual distribution (12b-1) fee of 0.60% of the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.


Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.


For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a Fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.



CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 0.70% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.


CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million and the following investor categories:


o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two classes.

o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.


o    Certain unit investment trusts sponsored by Morgan Stanley DW.


o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.


A purchase order meeting the requirements for investment in Class D will only be accepted for Class D shares.

Meeting Class D Eligibility Minimums. To meet the $5 million initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.


NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.


PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee). The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

Financial Highlights


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout the period presented. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



Class A Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  FOR THE PERIOD
                                                                FOR THE YEAR ENDED DECEMBER 31,                   JULY 28, 1997
                                                 -------------------------------------------------------------       THROUGH
                                                      2001             2000          1999          1998          DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period              $11.71           $11.08        $12.02         $12.09              $12.00
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                               0.59 (6)         0.58          0.58           0.59                0.25
------------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)            (0.12)(6)         0.63         (0.91)          0.10                0.14
------------------------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations      0.47             1.21         (0.33)          0.69                0.39
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                              (0.58)           (0.58)        (0.58)         (0.59)              (0.25)
------------------------------------------------------------------------------------------------------------------------------------
   Net realized gain                                  (0.10)              --         (0.03)         (0.17)              (0.05)
------------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                  (0.68)           (0.58)        (0.61)         (0.76)              (0.30)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                    $11.50           $11.71        $11.08         $12.02              $12.09
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                          4.05%           11.21%        (2.82)%         5.86%               3.31%(1)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
   Expenses                                            0.66%(4)(5)      0.72%(5)      0.64 %(4)(5)   0.74%(4)(5)         0.76%(2)(3)
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                               4.97%(5)(6)      5.14%(5)      4.98 %(5)      4.88%(5)            4.96%(2)
------------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period, in thousands          $26,984          $21,685       $17,198        $15,041              $3,857
------------------------------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate                               17%              17%           13%            15%                 16%
------------------------------------------------------------------------------------------------------------------------------------



*    The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3)  Does not reflect the effect of expense offset of 0.02%.
(4)  Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.
(6) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.01, decrease net realized and unrealized gain or loss per share by $0.01 and increase the ratio of net investment income to average net assets by 0.07%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.

Class B Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FOR THE PERIOD
                                                              FOR THE YEAR ENDED DECEMBER 31,                   JULY 28, 1997
                                                  ------------------------------------------------------          THROUGH
                                                    2001            2000          1999            1998        DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period            $11.76          $11.13        $12.07          $12.14             $12.00
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income                             0.54 (6)        0.54          0.53            0.55               0.23
---------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)          (0.11)(6)        0.63         (0.91)           0.10               0.19
---------------------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations    0.43            1.17         (0.38)           0.65               0.42
---------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income                            (0.53)          (0.54)        (0.53)          (0.55)             (0.23)
---------------------------------------------------------------------------------------------------------------------------------
   Net realized gain                                (0.10)             --         (0.03)          (0.17)             (0.05)
---------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                (0.63)          (0.54)        (0.56)          (0.72)             (0.28)
---------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                  $11.56          $11.76        $11.13          $12.07             $12.14
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                        3.68%          10.75%        (3.25)%          5.47%              3.57%(1)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
   Expenses                                          1.09%(4)(5)     1.11%(5)      1.11%(4)(5)     1.10%(4)(5)        1.14%(2)(3)
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income                             4.54%(5)(6)     4.75%(5)      4.51%(5)        4.52%(5)           4.87%(2)
---------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period, in thousands       $200,293        $156,972      $139,786        $132,303            $95,573
---------------------------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate                             17%             17%           13%             15%                16%
---------------------------------------------------------------------------------------------------------------------------------



*    The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3)  Does not reflect the effect of expense offset of 0.02%.
(4)  Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.
(6) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.01, decrease net realized and unrealized gain or loss per share by $0.01 and increase the ratio of net investment income to average net assets by 0.07%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.

Class C Shares
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 FOR THE PERIOD
                                                                   FOR THE YEAR ENDED DECEMBER 31,               JULY 28, 1997
                                                      -------------------------------------------------------       THROUGH
                                                          2001            2000         1999           1998      DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
----------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period                  $11.73          $11.10       $12.04         $12.11           $12.00
----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
----------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                   0.52 (6)        0.52         0.51           0.53             0.23
----------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)                (0.10)(6)        0.63        (0.91)          0.10             0.16
----------------------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations          0.42            1.15        (0.40)          0.63             0.39
----------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
----------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                  (0.52)          (0.52)       (0.51)         (0.53)           (0.23)
----------------------------------------------------------------------------------------------------------------------------------
   Net realized gain                                      (0.10)             --        (0.03)         (0.17)           (0.05)
----------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                      (0.62)          (0.52)       (0.54)         (0.70)           (0.28)
----------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                        $11.53          $11.73       $11.10         $12.04           $12.11
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                              3.58%          10.66%       (3.37)%         5.36%            3.28%(1)
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------------
   Expenses                                                1.19%(4)(5)     1.21%(5)     1.21%(4)(5)    1.20%(4)(5)      1.20%(2)(3)
----------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                   4.44%(5)(6)     4.65%(5)     4.41%(5)       4.34%(5)         4.41%(2)
----------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period, in thousands              $16,270         $11,578      $10,025         $7,599           $2,953
----------------------------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate                                   17%             17%          13%            15%              16%
----------------------------------------------------------------------------------------------------------------------------------



*    The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3)  Does not reflect the effect of expense offset of 0.02%.
(4)  Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.
(6) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.01, decrease net realized and unrealized gain or loss per share by $0.01 and increase the ratio of net investment income to average net assets by 0.07%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.

Class D Shares
------------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                          2001             2000              1999           1998            1997*
------------------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period                 $11.70           $11.07            $12.01         $12.08           $11.77
------------------------------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                  0.61 (3)         0.60             0.59            0.62             0.63
------------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)               (0.11)(3)         0.63            (0.91)           0.10             0.36
------------------------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations         0.50             1.23            (0.32)           0.72             0.99
------------------------------------------------------------------------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                 (0.60)           (0.60)           (0.59)          (0.62)           (0.63)
------------------------------------------------------------------------------------------------------------------------------------
   Net realized gain                                     (0.10)              --            (0.03)          (0.17)           (0.05)
------------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                     (0.70)           (0.60)           (0.62)          (0.79)           (0.68)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                       $11.50           $11.70            $11.07         $12.01           $12.08
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                            4.31%           11.44%            (2.71)%         6.11%            8.73%
------------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
   Expenses                                               0.49%(1)(2)      0.51%(2)          0.51%(1)(2)    0.50%(1)(2)      0.49%
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                  5.14%(2)(3)      5.35%(2)          5.11%(2)       5.12%(2)         5.34%
------------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period, in thousands          $1,189,492         $852,950          $853,216     $1,023,246       $1,096,998
------------------------------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate                                  17%              17%               13%            15%              16%
------------------------------------------------------------------------------------------------------------------------------------



* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class D shares.
+ Calculated based on the net asset value as of the last business day of the period.
(1)  Does not reflect the effect of expense offset of 0.01%.
(2) Reflects overall Fund ratios for investment income and non-class specific expenses.
(3) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.01, decrease net realized and unrealized gain or loss per share by $0.01 and increase the ratio of net investment income to average net assets by 0.07%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.

Notes



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                                                                              27

Notes



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28

Morgan Stanley Funds
--------------------------------------------------------------------------------

o  GLOBAL/INTERNATIONAL FUNDS

   Competitive Edge Fund - "Best Ideas" Portfolio
   European Growth Fund
   Fund of Funds - International Portfolio
   Global Dividend Growth Securities
   Global Utilities Fund
   International Fund
   International SmallCap Fund
   International Value Equity Fund
   Japan Fund
   Latin American Growth Fund
   Pacific Growth Fund

o  GROWTH FUNDS

   21st Century Trend Fund
   Aggressive Equity Fund
   All Star Growth Fund
   American Opportunities Fund
   Capital Growth Securities

   Capital Opportunities Trust

   Developing Growth Securities Trust
   Financial Services Trust
   Growth Fund
   Health Sciences Trust
   Information Fund
   KLD Social Index Fund

   Market Leader Trust

   Mid-Cap Value Fund
   Nasdaq-100 Index Fund
   Natural Resource Development Securities
   New Discoveries Fund
   Next Generation Trust
   Small Cap Growth Fund
   Special Value Fund
   Tax-Managed Growth Fund
   Technology Fund

o  GROWTH + INCOME FUNDS

   Balanced Growth Fund
   Balanced Income Fund
   Convertible Securities Trust
   Dividend Growth Securities
   Equity Fund
   Fund of Funds - Domestic Portfolio
   Income Builder Fund
   Real Estate Fund
   S&P 500 Index Fund
   S&P 500 Select Fund
   Strategist Fund
   Total Market Index Fund
   Total Return Trust
   Utilities Fund
   Value Fund
   Value-Added Market Series/Equity Portfolio

o  INCOME FUNDS

   Diversified Income Trust
   Federal Securities Trust
   High Yield Securities
   Intermediate Income Securities
   Liquid Asset Fund(MM)

   Limited Duration Fund(NL)
   North American Government Income Trust

   Short-Term U.S. Treasury Trust
   U.S. Government Money Market Trust(MM)
   U.S. Government Securities Trust

 o TAX-FREE INCOME FUNDS

   California Tax-Free Daily Income Trust(MM)
   California Tax-Free Income Fund
   Hawaii Municipal Trust(FSC)
   Limited Term Municipal Trust(NL)
   Multi-State Municipal Series Trust(FSC)
   New York Municipal Money Market Trust(MM)
   New York Tax-Free Income Fund
   Tax-Exempt Securities Trust
   Tax-Free Daily Income Trust(MM)

--------------------------------------------------------------------------------

There may be funds created after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund, except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

                                                                                     [GRAPHIC OMITTED]

Additional information about the Fund's investments is available in the Fund's       Morgan Stanley Tax-Exempt
Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report,         Securities Trust
you will find a discussion of the market conditions and investment strategies
that significantly affected the Fund's performance during its last fiscal year.      [GRAPHIC OMITTED]
The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement Of Additional Information is incorporated herein by reference (legally is part of this Prospectus).
For a free copy of any of these documents, to request other information
about the Fund, or to make shareholder inquiries, please call:                       A mutual fund that seeks to provide a high
                                                                                     level of current income exempt from federal
                         (800) 869-NEWS                                              income tax, consistent with the preservation


You also may obtain information about the Fund by calling your Morgan Stanley        Prospectus | February 28, 2002
Financial Advisor or by visiting our Internet site at:



                          www.morganstanley.com/funds


Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  TICKER SYMBOLS:

  Class A:   TAXAX         Class C:   TAXCX
------------------       ------------------
  Class B:   TAXBX         Class D:   TAXDX
------------------       ------------------


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-2979)

               MORGAN STANLEY SELECT MUNICIPAL REINVESTMENT FUND

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD DECEMBER 10, 2002

     The undersigned shareholder of Morgan Stanley Select Municipal Reinvestment Fund does hereby appoint Barry Fink, Ronald E. Robison and Joseph J. McAlinden and each of them, as attorneys-in-fact and proxies of the undersigned, each with the full power of substitution, to attend the Special Meeting of Shareholders of Morgan Stanley Select Municipal Reinvestment Fund to be held on December 10, 2002, in Room 209, 2nd Floor at 1221 Avenue of the Americas, New York, New York at 9:00 A.M., New York time, and at all adjournments thereof and to vote the shares held in the name of the undersigned on the record date for said meeting for the Proposal specified on the reverse side hereof. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.


                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------

PLEASE MARK VOTES AS IN THE EXAMPLE USING BLACK OR BLUE INK [X]

AS TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-866-837-1893

TO VOTE A PROXY BY INTERNET, visit our Website: HTTPS:VOTE.PROXY-DIRECT.COM

                                          FOR         AGAINST       ABSTAIN
The Proposal:

Approval of the Agreement and Plan of     [ ]           [ ]           [ ]
Reorganization, dated as of July 25, 2002, between Morgan Stanley Select Municipal Reinvestment Fund and Morgan Stanley Tax-Exempt Securities Trust, pursuant to which substantially all of the assets of Morgan Stanley Select Municipal Reinvestment Fund would be combined with those of Morgan Stanley Tax-Exempt Securities Trust and shareholders of Morgan Stanley Select Municipal Reinvestment Fund would become shareholders of Morgan Stanley Tax-Exempt Securities Trust receiving Class A shares of Morgan Stanley Tax-Exempt Securities Trust with a value equal to the net asset value of their holdings in Morgan Stanley Select Municipal Reinvestment Fund.


Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

Please make sure to sign and date this Proxy using black or blue ink.

Date
    -----------------------------------------

------------------------------------------------

------------------------------------------------
       Shareholder sign in the box above

------------------------------------------------

------------------------------------------------
    Co-Owner (if any) sign in the box above


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES


                         MORGAN STANLEY SELECT MUNICIPAL
                                REINVESTMENT FUND


--------------------------------------------------------------------------------
                                   IMPORTANT

               USE ONE OF THE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE HTTPS:VOTE.PROXY-DIRECT.COM. ENTER YOUR 14 DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-866-837-1893 ON A TOUCH-TONE PHONE. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------



054, 394, 395, 396